Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE ROIVANT SCIENCES LTD. (THE “COMPANY”) HAS DETERMINED THAT THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

EXCLUSIVE LICENSE AGREEMENT

by and between

EISAI CO. LTD.

and

PHARMAVANT 7 GmbH

dated as of November 24, 2021

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

i

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Article 7	CONFIDENTIALITY	42

7.1	Nondisclosure	42
7.2	Exceptions	43
7.3	Authorized Disclosure	43
7.4	Terms of this Agreement	45
7.5	Securities Filings; Disclosure under Applicable Law	45
7.6	Press Releases	46
7.7	Publication of Results	46
7.8	Disclosure of Clinical Data	47
7.9	Use of Names	47
7.10	[***]	47

Article 8	REPRESENTATIONS, WARRANTIES AND COVENANTS	47

8.1	Mutual Representations and Warranties	47
8.2	Representations and Warranties of Eisai	48
8.3	Representations and Warranties of Pharmavant	49
8.4	Covenants	49
8.5	Disclaimer	50

Article 9	INDEMNIFICATION; INSURANCE	50

9.1	Indemnification by Pharmavant	50
9.2	Indemnification by Eisai	51
9.3	Procedure	51
9.4	Insurance	52
9.5	LIMITATION OF LIABILITY	52

Article 10	TERM AND TERMINATION	53

10.1	Term; Expiration	53
10.2	Termination for Material Breach	53
10.3	Termination for Challenge	54
10.4	Termination for Bankruptcy	54
10.5	[***]	55
10.6	Effects of Termination	55
10.7	Surviving Provisions	59

Article 11	MISCELLANEOUS	59

11.1	Severability	59
11.2	Notices	60
11.3	Assignment	60
11.4	Waivers and Modifications	61
11.5	WAIVER OF JURY TRIAL	61
11.6	Choice of Law; Dispute Resolution; Jurisdiction	61

11.7	Confidentiality	64
11.8	Patent Disputes	64
11.9	Relationship of the Parties	64
11.10	Performance by Affiliates	64
11.11	Export Control	65
11.12	Compliance with Applicable Law	65
11.13	Force Majeure	65
11.14	Fees and Expenses	66
11.15	Third Party Beneficiaries	66
11.16	Entire Agreement	66
11.17	Counterparts	66
11.18	Equitable Relief; Cumulative Remedies	66
11.19	Interpretation	67
11.20	Further Assurances	68

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***]

[***]

[***]

[***]

Execution Version

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

EXCLUSIVE LICENSE AGREEMENT

This EXCLUSIVE LICENSE AGREEMENT (this “Agreement”) is entered into as of November 24, 2021 (the “Effective Date”) by and between Eisai Co. Ltd., a Japanese corporation with offices at [***] (“Eisai”), and Pharmavant 7 GmbH, a company organized under the laws of Switzerland and having an address of [***] (“Pharmavant”) . For purposes of this Agreement, Eisai and Pharmavant are each referred to herein by name, individually as a “Party” or, collectively, as the “Parties.”

RECITALS

WHEREAS, Eisai Controls certain Patents and Know-How Covering the Licensed Compound and Licensed Products (as such terms are defined below);

WHEREAS, Pharmavant has experience in the development and commercialization of pharmaceutical products in the Territory (as defined below);

WHEREAS, Pharmavant is a wholly-owned subsidiary of Roivant Sciences Ltd. (“Roivant Sciences”);

WHEREAS, the Parties desire to enter into this Agreement pursuant to which, among other things, Eisai will grant to Pharmavant certain exclusive licenses with respect to the development, manufacture and commercialization of the Licensed Compound and Licensed Products in the Territory for use in the Field (as such terms are defined below), on the terms and subject to the conditions set forth herein; and

WHEREAS, [***].

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the terms with initial letters capitalized, whether used in the singular or plural form, shall have the meanings set forth in this Article 1 or, if not listed below, the respective meanings designated throughout this Agreement.

1.1 “Accounting Standards” means (a) United States Generally Accepted Accounting Principles (“GAAP”) or (b) International Accounting Standards/International Financial Reporting Standards of the International Accounting Standards Board (“IAS/IFRS”), as the case may be, consistently applied.

1.2 “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Party. For purposes of this definition only, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means: (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties); or (b) the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.

1.3 “Annual Net Sales” means, the aggregate Net Sales by Pharmavant, its Affiliates, and its Sublicensees in the Territory of the Licensed Product in a particular Eisai Fiscal Year, calculated in accordance with Accounting Standards.

1.4 Anti-Corruption Laws” means any local and foreign anti-corruption laws, including the provisions of the United States Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act of 2010, as amended.

1.5 “Applicable Law” means all applicable laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city, or other political subdivision, including, to the extent applicable, GCP, GLP, and GMP, as well as all applicable data protection and privacy laws, rules, and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act and the Health Information Technology for Economic and Clinical Health Act and the EU Data Protection Directive (Council Directive 95/46/EC), applicable laws implementing the EU Data Protection Directive and the General Data Protection Regulation (2016/679), as well as all applicable all Anti-Corruption Laws, including the U.S. Foreign Corrupt Practices Act (15 U.S.C. § 78dd-1 et seq.), that, in each case, govern or otherwise apply to a Party.

1.6 “Assist” means providing, directly or indirectly, a Third Party with (a) any analysis of any Eisai Product Patents and/or Eisai Patents, or any portion thereof; (b) prior art or analysis of any prior art to any such Patents; (c) any documents in Pharmavant’s possession, custody, or control relating to any such Patents, in whole or in part, or to any prior art to any such Patents; or (d) financial or technical support, in each case, as part of a Challenge of any such Patents.

1.7 “Business Day” means a day that is not a Saturday, a Sunday or a day on which banking institutions in Basel, Switzerland, New York, New York or Tokyo, Japan are required or authorized by Applicable Law to remain closed.

1.8 “Calendar Quarter” means each of the three (3) month periods ending March 31, June 30, September 30, and December 31; provided, that: (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete three (3)-month period thereafter; and (b) the final Calendar Quarter of the Term shall end on the last day of the Term.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.9 “Challenge” means to contest or Assist in the contest of the validity or enforceability of any Eisai Product Patents and/or Eisai Patents, in whole or in part, in any court, arbitration proceeding or other tribunal, including the United States Patent and Trademark Office and the United States International Trade Commission. For the avoidance of doubt, the term “contest” includes: (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any such Patents; (b) citation to the United States Patent and Trademark Office pursuant to 35 U.S.C. § 301 of prior art patents or printed publications or statements of the patent owner concerning the scope of any such Patents; (c) filing a request under 35 U.S.C. § 302 for re-examination of any such Patents; (d) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any such Patents or any portion thereof; (e) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of any such Patents or any portion thereof; (f) becoming a party to an interference with an application for any such Patents pursuant to 35 U.S.C. § 135; (f) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceedings against any such Patents in any country; or (g) any foreign equivalents of subsection (a) through (e) applicable in any country.

1.10 “Change of Control” means, with respect to a Party (an “Acquired Party”), the occurrence of any of the following events from and after the Effective Date: [***].

1.11 “Clinical Data” means any and all raw data (together with all clinical trial reports and the results of analyses thereof) derived or generated in any Clinical Trial conducted by or on behalf of a Party pursuant to this Agreement.

1.12 “Clinical Trial” means any human clinical trial conducted with the Licensed Product, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial and Phase 3 Clinical Trial, and any post-marketing clinical trial commenced after Regulatory Approval of the Licensed Product.

1.13 “CMC” means chemistry, manufacturing and controls processes with respect to the Licensed Compound or any Licensed Product, including the chemistry, manufacturing and controls section of any Regulatory Materials for such Licensed Compound or Licensed Product.

1.14 “CMC Development Activities” means all activities pertaining manufacturing development or formulation development, including manufacturing process, for the Licensed Compound or any Licensed Product.

1.15 “Commercialization” means the marketing, promotion, sale (and offer for sale or contract to sell), distribution, importation or other commercial exploitation (including the conduct of pricing and reimbursement activities) of a Licensed Product in the Territory, including the conduct of Medical Affairs Activities. For purposes of clarity, Commercialization shall include any commercial activities conducted in preparation for the launch of a Licensed Product but shall not include Manufacturing. When used as a verb, “Commercialize” means to engage in Commercialization.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.16 “Commercialization Plan” means, with respect to the Licensed Product, the plan for the Commercialization of such Licensed Product in the Territory in a given Eisai Fiscal Year (or in the case of the initial Commercialization Plan, the period through First Commercial Sale and for the [***] period thereafter), as such plan may be amended from time to time in accordance with this Agreement, which Commercialization Plan shall be comprised of two parts: (a) a strategic plan addressing matters including (i) demographics and general market strategies; (ii) specific Commercialization and marketing objectives; (iii) the expected Regulatory Filings to be required and prepared, and the expected timetable for making such Regulatory Filings and (b) a tactical plan (the “Tactical Plan”) that includes (i) a marketing plan with advertising and general pricing strategies; and (ii) a timeline for Commercialization activities, including the estimated launch date(s)

1.17 “Commercially Reasonable Efforts” means, with respect to Pharmavant in relation to an obligation under this Agreement applicable to the Licensed Compound or any Licensed Product, such efforts that [***] (which in any event shall not be less than the efforts used by a reasonable international biopharmaceutical company or pharmaceutical company, in each case, that is of comparable size and has comparable resources to Pharmavant), in the performance of a corresponding activity for a similar pharmaceutical compound or product, as applicable, at a similar stage in its research, development, or commercial life as the Licensed Compound or such Licensed Product, and that has commercial and market potential similar to the Licensed Compound or such Licensed Product, taking into account [***].

1.18 “Confidential Information” means, with respect to a Disclosing Party, all confidential and proprietary information, including chemical or biological materials, chemical structures, commercialization plans, correspondence, customer lists, data, development plans, formulae, improvements, Inventions, Know-How, processes, regulatory filings, reports, strategies, techniques, or other information, in each case, that are disclosed by or on behalf of such Disclosing Party to the Receiving Party pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the Disclosing Party in oral, written, visual, graphic, or electronic form. [***].

1.19 “Control,” “Controls,” or “Controlled” means, with respect to any Patent, Know-How or Confidential Information, the ability of a Party or its Affiliates, as applicable (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses to such Patent or Know-How as provided herein, or to otherwise disclose or grant access to or a right to use or reference such Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would first be required hereunder to grant such license, sublicense, access or right to use or reference or make such disclosure. Notwithstanding the foregoing, a Party and its Affiliates will not be deemed to “Control” any Patent, Know-How or Confidential Information that, prior to the consummation of a Change of Control of an Acquired

Party, is owned or in-licensed by a Third Party that becomes an Affiliate of such Acquired Party after the Effective Date as a result of such Change of Control unless (a) prior to the consummation of such Change of Control, such Acquired Party or any of its Affiliates also Controlled such Patent, Know-How or Confidential Information, (b) the Know-How, Patents or Confidential Information owned or in-licensed by such Third Party were not used in the performance of activities under this Agreement prior to the consummation of such Change of Control, but after the consummation of such Change of Control, the Acquired Party or any of its Affiliates determines to use or uses any such Patents, Know-How or Confidential Information in the performance of its obligations or exercise of its rights under this Agreement, or (c) such Patents, Know-How or Confidential Information were generated from participation by employees or consultants of such Third Party in furtherance of Development, Manufacturing, Medical Affairs Activities or Commercialization activities with respect to the Licensed Compound or the Licensed Products under this Agreement after such Change of Control, in each of which cases (a), (b) and (c), such Patents, Know-How or Confidential Information will be “Controlled” by such Party for purposes of this Agreement.

1.20 “Cover”, “Covered” or “Covering” means, with respect to the Licensed Compound or any Licensed Product and a Patent, that, in absence of a license or sublicense under, or ownership of, such Patent, the making, using, offering for sale, selling or importing of such Licensed Compound or Licensed Product would infringe (a) if an issued Patent, a claim of such Patent as issued (without regard to the validity or enforceability of such claim) or (b) if a patent application, a claim included in such patent application in good faith and if it were to issue in its then-current form.

1.21 “Damages” means all losses, costs, claims, damages, judgments, liabilities, and expenses (including reasonable attorneys’ fees and other reasonable out-of-pocket costs in connection therewith).

1.22 “Data Security and Privacy Laws” means any Applicable Law relating to the privacy, data protection, integrity, Processing and security of Personal Data, including but not limited to: (a) federal and state Applicable Law, including the Health Insurance Portability and Accountability Act of 1996, as amended and all implementing regulations, (b) state data protection laws, (c) state breach notification laws, (d) the General Data Protection Regulation (EU) 2016/679, and (e) any related Applicable Law implementing the foregoing.

1.23 “Development” means all development activities for the Licensed Compound and any Licensed Products, including (a) the conduct of preclinical, clinical and all other regulatory trials for the Licensed Compound and any Licensed Products; (b) the conduct of all CMC Development Activities; and (c) all other regulatory activities necessary to securing and maintaining the Regulatory Approval for a Licensed Product. For purposes of clarity, “Developing” and “Development” shall have correlative meanings. When used as a verb, “Develop” means to engage in Development.

1.24 “Dollars” or “$” means the legal tender of the United States.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.25 “Eisai Background Know-How” means any Know-How, other than Eisai Product Know-How, that is Controlled by Eisai or its Affiliates as of the Effective Date or thereafter during the Term and (a) encompasses or relates to the Licensed Compound or any Licensed Product or (b) is necessary or reasonably useful for the Development, Manufacture or Commercialization of the Licensed Compound or any Licensed Product; provided, however, that, Know-How related to a total synthesis method for Manufacture of the Licensed Compound or any raw materials thereof shall not be included in Eisai Background Know-How. For clarity, Eisai Background Know-How expressly excludes Eisai Inventions and Joint Inventions.

1.26 “Eisai Background Patents” means any Patents, other than Eisai Product Patents, that are Controlled by Eisai or its Affiliates as of the Effective Date or during the Term and (a) Cover the Licensed Compound or any Licensed Product; (b) are necessary or reasonably useful for the Development, Manufacture or Commercialization of the Licensed Compound or Licensed Products; or (c) claim any Eisai Background Know-How. For clarity, (i) the Eisai Background Patents as of the Effective Date consist of the Patents listed in Schedule 1.26 attached hereto and (ii) Eisai Background Patents expressly exclude Eisai Invention Patents and Joint Patents.

1.27 “Eisai Fiscal Year” means each successive period of twelve (12) months commencing on April 1 and ending on March 31; provided, that, the first Eisai Fiscal Year of the Term shall begin on the Effective Date and end on March 31 of the then-current Eisai Fiscal Year and the last Eisai Fiscal Year of the Term shall begin on the first day of such Eisai Fiscal Year and end on the last day of the Term.

1.28 “Eisai Invention” means any Invention, other than Eisai Product Know-How, that is conceived or reduced to practice solely by any employee, agent or independent contractor of Eisai or its Affiliates. For clarity, Eisai Invention expressly excludes (a) Eisai Background Know-How and Joint Inventions and (b) any Invention related to a total synthesis method for Manufacture of the Licensed Compound or any raw materials thereof.

1.29 “Eisai Invention Patents” means any Patents, other than Eisai Product Patents, Controlled by Eisai during the Term that claim Eisai Inventions. For clarity, Eisai Invention Patents expressly exclude Eisai Background Patents and Joint Patents.

1.30 “Eisai IP” means, collectively, the Eisai Patents, the Eisai Background Know-How and the Eisai Inventions.

1.31 “Eisai Manufacturers” means any and all Eisai subcontractors identified in Schedule 1.31.

1.32 “Eisai Ongoing Clinical Trial” means [***].

1.33 “Eisai Patents” means, collectively, the Eisai Background Patents and the Eisai Invention Patents.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.34 “Eisai Product Know-How” means (a) any Know-How that is Controlled by Eisai or its Affiliates as of the Effective Date or during the Term and (b) any Invention that is, in either case, specifically directed to (i) the composition of matter of a Licensed Compound or Licensed Product or (ii) a (A) formulation, (B) product by process, (C) polymorph, or (D) method of use or treatment, manufacture, preparation or administration, each of (A) through (D) above, of a Licensed Compound or Licensed Product; [***]. For the avoidance of doubt, Eisai Product Know-How does not include any Know-How or Invention that is directed to a formulation, product by process, method of use or treatment, manufacture, preparation or administration or biomarker that is not solely directed to the Licensed Compound or Licensed Product.

1.35 “Eisai Product Patents” means any Patents that are Controlled by Eisai or its Affiliates as of the Effective Date or during the Term (a) that have claims specifically directed to (i) the composition of matter of a Licensed Compound or Licensed Product or (ii) a (A) formulation, (B) polymorph, or (C) method of use or treatment, or administration of, each of (A) or (B), of a Licensed Compound or Licensed Product; and (b) that are either listed in Schedule 1.35 or that claim any Eisai Product Know-How and, in either case, any Eisai Patents that claim priority from such Patents that are filed, granted or issued during the Term. [***].

1.36 “EU” means all countries that are officially recognized as member states of the European Union at any particular time; [***].

1.37 “EU Regulatory Approval” means, with respect to a Licensed Product and a particular Indication: (a) Regulatory Approval of such Licensed Product for such Indication in three (3) Major European Markets, by the European Commission (in the case of any Major European Markets other than the United Kingdom) or the MHRA (in the case of the United Kingdom) and (b) Pricing Approvals for such Licensed Product for such Indication in such Major European Markets, by the European Commission (in the case of any Major European Markets other than the United Kingdom) or the MHRA (in the case of the United Kingdom).

1.38 “Excluded Compounds” means [***].

1.39 “Existing IND” means the IND for the conduct of the Eisai Ongoing Clinical Trial as more particularly identified on Schedule 1.39.

1.40 “Field” means the prevention, treatment or diagnosis of any indications in humans and animals.

1.41 “First Commercial Sale” means, with respect to a Licensed Product and country, the first sale to a Third Party of such Licensed Product in such country after Regulatory Approval has been obtained in such country to market and sell such Licensed Product. For purposes of clarity, First Commercial Sale excludes (a) any sale to an Affiliate or Sublicensee unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Licensed Product; and (b) any sale or other distribution of a Licensed Product for use in a Clinical Trial or for other Development activity or for any compassionate or named-patient use to the extent sold or distributed at or below the selling Party’s manufacturing costs for such Licensed Product.

1.42 “GCP” means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of Clinical Trials, including, as applicable, as set forth in (a) the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use Harmonized Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) (the “ICH Guidelines”) and any other guidelines for good clinical practice for trials on medicinal products in the Territory, (b) the Declaration of Helsinki (2004), as last amended at the 52nd World Medical Association in October 2000 and any further amendments or clarifications thereto, and (c) U.S. Code of Federal Regulations Title 21, Parts 50 (Protection of Human Subjects), 56 (Institutional Review Boards), and 312 (Investigational New Drug Application), each as may be amended from time to time.

1.43 “Generic Launch Quarter” means, with respect to a Generic Product in a country or geographic region in the Territory, the Calendar Quarter in which the first commercial sale of the applicable Generic Product in such country or geographic region occurs following receipt of all necessary Regulatory Approvals from the applicable Regulatory Authorities in such country or region to market and sell such Generic Product in such country or geographic region

1.44 “Generic Product” means, with respect to a particular Licensed Product in a country, a pharmaceutical product sold by a Third Party that (a) contains the same active ingredient(s) as such Licensed Product, (b) is determined to be bioequivalent to such Licensed Product in accordance with Applicable Law, and (c) is approved for use in such country pursuant to an expedited regulatory approval process governing approval of generic products based on the then-current standards for regulatory approval in such country and where such regulatory approval was based in significant part upon clinical data generated by a Party (or the Parties) hereunder.

1.45 “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.

1.46 “GMP” means all applicable then-current good manufacturing practice standards for fine chemicals, intermediates, bulk products, or finished pharmaceutical products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable: (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 210 and 211; (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products;” and (c) all Applicable Law promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical product, as applicable.

1.47 “GPV” means all applicable then-current good pharmacovigilance practice standards as required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.48 “Governmental Authority” means any: (a) federal, state, local, municipal, foreign, or other government; (b) governmental or quasi-governmental authority of any nature (including any agency, board, body, branch, bureau, commission, council, department, entity, governmental division, instrumentality, office, officer, official, organization, representative, subdivision, unit, and any court or other tribunal); (c) multinational governmental organization or body; or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military, or taxing authority or power of any nature.

1.49 “ICH” means the International Council for Harmonisation of Technical Requirements for Pharmaceuticals for Human Use.

1.50 “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. For clarity, references herein to an IND shall include, to the extent applicable, any comparable filing(s) outside the United States for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.51 “Indication” means an entirely separate and distinct disease or medical condition in humans for which a biopharmaceutical product: (a) that is in a Clinical Trial is intended to treat in such Clinical Trial or (b) has received a separate and distinct Regulatory Approval with an approved label claim to treat such disease or condition, as applicable. For clarity, distinctions between human indications, diseases or conditions with respect to the Licensed Product shall be made by reference to the World Health Organization International Classification of Diseases, version 10 (as revised and updated, the “ICD10”).

1.52 “Initiation” means [***].

1.53 “Invention” means any Know-How (including any new and useful process, method of manufacture, chemical composition or composition of matter or biomarker, or any new and useful improvement thereof), whether or not patentable, that is first conceived or reduced to practice (actually or constructively) during the Term, by or on behalf of either Party, or jointly by the Parties, in connection with the Development, Manufacture or Commercialization of the Licensed Compound or any Licensed Product pursuant to this Agreement.

1.54 “Japan Regulatory Approval” means, with respect to a Licensed Product in an Indication, Regulatory Approval (including Pricing Approvals) by the Regulatory Authority in Japan of such Licensed Product for such Indication.

1.55 “Joint Invention” means any Invention, other than Eisai Product Know-How, that is conceived or reduced to practice jointly by any employee, agent or independent contractor of Eisai or its Affiliates and any employee, agent or independent contractor of Pharmavant or its Affiliates.

1.56 “Joint IP” means, collectively, the Joint Inventions and the Joint Patents.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.57 “Joint Patent” means any Patent, other than Eisai Product Patents, that claims a Joint Invention.

1.58 “Know-How” means algorithms, data, information, inventions, knowledge, methods (including methods of use or administration or dosing), practices, results, software, techniques, technology, know-how and trade secrets, including analytical and quality control data, analytical methods (including applicable reference standards), assays, batch records, chemical structures and formulations, compositions of matter, formulae, manufacturing processes and data, pharmacological, toxicological and clinical test data and results, processes, reports, research data, research tools, sequences, standard operating procedures, and techniques, in each case, whether patentable or not, and, in each case, tangible manifestations thereof.

1.59 “Licensed Compound” means (a) the proprietary compound of Eisai designated as H3B-8800 and described more fully on Schedule 1.59 attached hereto [***].

1.60 “Licensed Product” means any product that constitutes, incorporates, comprises or contains the Licensed Compound, whether or not as the sole active ingredient, in all forms, presentations, and formulations (including manner of delivery and dosage). [***].

1.61 “Loss of Market Exclusivity” means a condition pursuant to which, with respect to a particular Licensed Product in a particular country or region: (a) one or more Generic Products are being marketed or sold in such country or region by a Third Party and (b) such Generic Products, by unit equivalent volume, in any [***] following the [***], exceed [***] of the aggregate market share of the Generic Products and Licensed Product based on data provided by [***], [***] or other comparable firm reasonably acceptable to the Parties (the “Royalty Reduction Trigger”); provided, that, if in any [***] following the Royalty Reduction Trigger date, the Generic Products, by unit equivalent volume fall to below [***] of the aggregate market share of the Generic Products and Licensed Product (determined as provided above), then the condition of Loss of Market Exclusivity will cease with respect to such Licensed Product in such country or region unless and until the Royalty Reduction Trigger occurs again with respect thereto.

1.62 “MA” or “Marketing Authorization” means an MAA that has been approved by the applicable Governmental Authority to market the applicable pharmaceutical product in a country or group of countries.

1.63 “MAA” means a Marketing Authorization Application or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, EMA, or any equivalent filing in a country or regulatory jurisdiction other than the United States or EU with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical product, in a country or in a group of countries.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.64 “Major European Markets” means [***].

1.65 Major Market” means [***].

1.66 “Manufacture” means all activities related to the manufacture of the Licensed Compound or any Licensed Product or any raw materials thereof, including (a) manufacturing process development and validation, process improvements, associated analytical development and validation, and the manufacture and testing of stability or consistency lots; and (b) manufacturing a product or compound for the Development or Commercialization, including labelling and packaging, of the Licensed Compound or any Licensed Product, including both in-process and as a finished product or for any compound testing, quality assurance activities related to manufacturing and release of such Licensed Compound or Licensed Product, ongoing stability tests, and regulatory activities related to any of the foregoing.

1.67 “Medical Affairs Activities” means the design, oversight and implementation of activities designed to ensure or improve appropriate medical use of, conduct medical education of, or support or conduct Clinical Trials regarding, the Licensed Product, including: (a) the activities to be conducted by Medical Liaisons; (b) sponsoring, or the obtaining of grants to support, continuing independent medical education (including independent symposia and congresses); (c) participation in international congresses and (d) the development, publication and dissemination of scientific and clinical information in support of an approved Indication for the Licensed Product, as well as medical information services (and the content thereof) provided in response to inquiries communicated via the sales representatives or other external-facing representatives of or received by letter, phone call or email or other means of communication by Pharmavant, its Affiliates or its Sublicensees.

1.68 “Medical Liaisons” means the health care professionals employed or engaged by Pharmavant, its Affiliates or its Sublicensees with sufficient health care experience to engage in in-depth scientific dialogue with physicians regarding medical issues or relevant scientific topics associated with the Licensed Product and are not sales representatives or otherwise engaged in direct selling or promotion of the Licensed Product.

1.69 “Milestone Event” means, as applicable, a Development Milestone Event, a Regulatory Milestone Event or a Commercialization Milestone Event.

1.70 “Milestone Payment” means, as applicable, a Development Milestone Payment, a Regulatory Milestone Payment or a Commercialization Milestone Payment.

1.71 “NDA” means a New Drug Application submitted to the FDA, or any successor application or procedure, as more fully defined in 21 C.F.R. § 314.50 et. seq.

1.72 “Net Sales” means [***].

1.73 “Paragraph IV Certification” means, with respect to a Licensed Product, the certification filed against the Licensed Product with the FDA under and pursuant to 21 U.S.C. § 355(b)(2)(A)(iv) and 21 C.F.R. § 314.50(i)(1)(i)(A)(4), or 21 U.S.C. § 355(j)(2)(A)(vii)(IV) and 21 C.F.R. § 314.94(a)(12)(i)(A)(4).

1.74 “Patents” means(a) all patents and patent applications, including provisional patent applications; (b) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, converted provisionals, and continued prosecution applications; (c) any and all patents that have issued or in the future issue from the foregoing patent applications in (a) and (b), including utility models, petty patents and design patents and certificates of invention; (d) any and all extensions or restorations by existing or future extension or restoration mechanisms, including adjustments, revalidations, reissues, reexaminations and extensions (including any supplementary protection certificates) of the foregoing patents or patent applications in (a), (b) and (c); and (e) any similar rights, including registration patent or patents of addition to any of such foregoing patent applications and patents.

1.75 “PMDA” means the Pharmaceuticals and Medical Devices Agency, which is the Governmental Authority in Japan in charge of reviewing drugs and medical devices, overseeing post-marketing safety issues and providing relief for adverse health effects.

1.76 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.77 “Personal Data” means (a) all information identifying, or in combination with other information, identifiable to, an individual, including pseudonymized (key-coded) Clinical Data containing such information; and (b) any other information that is governed, regulated or protected by one or more Data Security and Privacy Laws.

1.78 “Pharmavant Background Know-How” means any Know-How that (a) is Controlled by Pharmavant or any of its Affiliates as of the Effective Date or (b) becomes Controlled by Pharmavant during the Term outside of the conduct of Development, Manufacture or Commercialization activities with respect to the Licensed Compound or the Licensed Products which, in either case, (i) encompasses or relates to the Licensed Compound or any Licensed Product or (ii) is necessary or reasonably useful for the Development, Manufacture or Commercialization of the Licensed Compound or the Licensed Products in the Field in the Territory.

1.79 “Pharmavant Background Patents” means any Patents that (a) are Controlled by Pharmavant or any of its Affiliates as of the Effective Date or (b) become Controlled by Pharmavant during the Term outside of the conduct of Development, Manufacture or Commercialization activities with respect to the Licensed Compound or the Licensed Products and that, in either case, claim any Pharmavant Background Know-How.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.80 “Pharmavant Invention” means any Invention, other than Eisai Product Know-How, that is conceived or reduced to practice solely by any employee, agent or independent contractor of Pharmavant or its Affiliates, including any such Invention that is directed to a formulation, product by process, method of use or treatment, manufacture, preparation or administration or biomarker not solely directed to the Licensed Compound or Licensed Product.

1.81 “Pharmavant Invention Patents” means any Patents, other than Eisai Product Patents, that are Controlled by Pharmavant during the Term that claim Pharmavant Inventions.

1.82 “Pharmavant IP” means, collectively, the Pharmavant Background Patents, the Pharmavant Background Know-How, the Pharmavant Inventions and the Pharmavant Invention Patents.

1.83 “Pharmavant Patents” means, collectively, the Pharmavant Background Patents and the Pharmavant Invention Patents.

1.84 “Phase 1 Clinical Trial” means a Clinical Trial of a Licensed Product on a sufficient numbers of normal volunteers and/or patients that is designed to establish that such Licensed Product is safe for its intended use and to support its continued testing in Phase 2 Clinical Trials, as further defined in Federal Regulation 21 C.F.R. §312.21(a) and its foreign equivalents.

1.85 “Phase 2 Clinical Trial” means a Clinical Trial of a Licensed Product, including a separate Clinical Trial or the second part of a fused “Phase 1/2” trial, in which either such separate Clinical Trial or second part of such fused “Phase 1/2” trial utilizes the pharmacokinetic and pharmacodynamic information obtained from one or more previously conducted Phase 1 Clinical Trials that are designed to provide a preliminary determination of efficacy or an appropriate dose of such Licensed Product in the target patient population as further defined in Federal Regulation 21 C.F.R. §312.21(b) and its foreign equivalents.

1.86 “Phase 3 Clinical Trial” means a pivotal Clinical Trial in humans of the efficacy and safety of a Licensed Product, which is prospectively designed to demonstrate statistically whether such Licensed Product if effective and safe for use in a particular Indication in a manner sufficient to file an NDA or MAA to obtain regulatory approval to market the Licensed Product, as further defined in Federal Regulation 21 C.F.R. §312.21(c) and its foreign equivalents, and that is registered with FDA (or its foreign equivalents) as a Phase 3 Clinical Trial.

1.87 “Pricing Approval” means any approval, agreement, determination, or decision establishing prices that can be charged to consumers for a pharmaceutical product or that will be reimbursed by Governmental Authorities or other payers for a biopharmaceutical product, in each case, in a country where Governmental Authorities approve or determine pricing for pharmaceutical products for reimbursement or otherwise.

1.88 [***].

1.89 “Processing” (or its conjugates) means any operation or set of operations that is performed upon Personal Data, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alternation, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.

1.90 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution, and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments, patent term extensions and Supplemental Protection Certificates with respect to such Patent, together with the initiation or defense of interferences, oppositions, post grant review, inter partes review, derivations, re-examinations, post-grant proceedings, and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom.

1.91 “Public Official” means (a) any officer, employee or representative of any regional, federal, state, provincial, county or municipal government or government department, agency or other division; (b) any officer, employee or representative of any commercial enterprise that is owned or controlled by a government, including any state-owned or controlled veterinary, laboratory or medical facility; (c) any officer, employee or representative of any public international organization, such as the International Monetary Fund, the United Nations or the World Bank; and (d) any person acting in an official capacity for any government or government entity, enterprise, or organization identified above.

1.92 “Regulatory Approval” means with respect to a country, geographic region, extra-national territory, province, state or other regulatory jurisdiction, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell, manufacture, import, export or market a Licensed Product in such country, geographic region, extra-national territory, province, state or other regulatory jurisdiction (whether as an initial or accelerated approval or for a label expansion that was already approved), and including, where applicable, (a) any Pricing Approvals, (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto) and (c) labeling approvals.

1.93 “Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the United States, the European Medicines Agency (and any successor entity thereto) (the “EMA”) or the European Commission (and any successor entity thereto), as applicable, in the EU, and the Ministry of Health, Labour, and Welfare (the “MHLW”) or the PMDA (or any successor to either of them) as the case may be in Japan, the Medicines and Healthcare Products Regulatory Agency (the “MHRA”) in the United Kingdom, or any health regulatory authority in any country that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical product in such country.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.94 “Regulatory Exclusivity” means, with respect to a particular Licensed Product in a country in the Territory, any exclusive marketing rights or data protection (including for clarity new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity) conferred by the Regulatory Authority in such country which confers an exclusive commercialization period during which Pharmavant, its Affiliates or Sublicensees have the exclusive right to market and sell such Licensed Product in such country and excludes the Commercialization of a Generic Product, excluding any rights conferred by or based on any Patents.

1.95 “Regulatory Filing” means any filing with any Regulatory Authority with respect to the research, development, manufacture, distribution, pricing, reimbursement, marketing or sale of a Licensed Product.

1.96 “Regulatory Materials” means the regulatory registrations, applications, authorizations, and approvals (including MAs, supplements and amendments, pre- and post-approvals, Pricing Approvals, and labeling approvals), Regulatory Filings, Regulatory Approvals, and other submissions made to or with, and minutes of meetings with, any Regulatory Authority for the research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents, referenced in the complete regulatory chronology for each such submission including all drug master files (if any), INDs and NDAs, and foreign equivalents of any of the foregoing.

1.97 “Regulatory Transition Plan” means the written plan which will set forth the Regulatory Transition Activities to be conducted by Eisai and Pharmavant pursuant to Section 3.2.3, as such written plan may be amended, modified or updated from time-to-time in accordance with the terms of this Agreement.

1.98 “Related Party” means, with respect to a Licensed Product, Pharmavant’s Affiliates and its and their respective Sublicensees (and such Sublicensees’ affiliates), in each case, that sells such Licensed Product. For clarity, the term Related Party does not include any distributors or wholesalers of Pharmavant unless any such entity is an Affiliate of Pharmavant.

1.99 “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First Commercial Sale of such Licensed Product in such country and expiring upon the latest of: (a) the expiration of the last Valid Claim within the Eisai Product Patents, Eisai Patents or Joint Patents which Covers such Licensed Compound or Licensed Product in such country; (b) the ten (10) year anniversary of the date of First Commercial Sale of the first Licensed Product in such country; and (c) the expiration of the last-to-expire Regulatory Exclusivity with respect to such Licensed Product in such country.

1.100 “Share Price” means [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

1.101 “Sublicensee” means, with respect to Pharmavant, a Third Party to which Pharmavant has granted a sublicense, either directly or indirectly, under Eisai Product Patents, the Eisai Product Know-How and the Eisai IP licensed to Pharmavant by Eisai pursuant to this Agreement, to Develop, Manufacture or Commercialize Licensed Products in the Field in the Territory, but excluding: (a) any Third Party acting as a distributor or to which specific limited activities have been delegated; and (b) Eisai and any of its Affiliates.

1.102 “Tax” means any direct or indirect tax, excise or duty and any surcharge thereon levied by any Governmental Authority in accordance with Applicable Law.

1.103 “Terminated Product” means, with respect to a given Licensed Product with respect to which this Agreement is terminated in accordance with Article 10, the form as such Licensed Product exists as of the effective date of termination.

1.104 Terminated Territory” means, with respect to a given Licensed Product, any country or other jurisdiction with respect to which this Agreement is terminated in accordance with Article 10. In the event of termination of this Agreement in its entirety with respect to such Licensed Product, all countries and jurisdictions in the Territory will be Terminated Territories.

1.105 “Territory” means all countries and territories of the world.

1.106 “Third Party” means any Person, other than Eisai or Pharmavant, that is not an Affiliate of Eisai or of Pharmavant.

1.107 “Third Party Claim” means any and all suits, claims, actions, proceedings, or demands brought by a Third Party.

1.108 “United States” or “U.S.” means the United States of America and all of its territories and possessions.

1.109 “U.S. Regulatory Approval” means, with respect to a Licensed Product and a given Indication, Regulatory Approval by the FDA of such Licensed Product for that Indication.

1.110 “Valid Claim” means (a) a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise (i.e., only to the extent the subject matter is disclaimed or is sought to be deleted or amended through reissue), or (b) [***].

1.111 Additional Definitions. Each of the following terms has the meanings described in the corresponding section of this Agreement indicated below:

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Agreement	Preamble
Commercialization Milestone Event	Section 5.2.3(a)
Commercialization Milestone Payment	Section5.2.3(a)
[***]	[***]
Cure Period	Section 10.2.1
Developing	Section 1.23
Development	Section 1.24
Development Milestone Event	Section 5.2.1(a)
Development Milestone Event Notice	Section 5.2.1(a)
Development Milestone Payment	Section 5.2.1(a)
Development Plan	Section 3.1.2
Disclosing Party	Section 7.1
Dispute	Section 11.6.2(a)
EEA	Section 8.4.1(b)
Effective Date	Preamble
Eisai	Preamble
Eisai Indemnitees	Section 9.1
Eisai Transition Plan	Section 10.6.1(d)
Electronic Delivery	Section 11.17
EMA	Section 1.94
Executive Officer	Section 3.4.3
Existing Drug Substance Inventory	Section 4.3.1(a)
Existing Raw Materials Inventory	Section 4.3.1(b)
Existing Transferred Inventory	Section 4.3.1(a)
Existing Regulatory Materials	Section 3.2.3(a)
FDA	Section 1.94
GAAP	Section 1.1
[***]	[***]
IAS/IFRS	Section 1.1
ICC	Section 11.6.2(b)
ICD10	Section 1.51
ICH Guidelines	Section 1.42
Indemnification Claim Notice	Section 9.3.1
Indemnitee	Section 9.3.1
Indemnitor	Section 9.3.1
Infringement	Section 6.3.1
Insolvency Event	Section 10.4.1
[***]	[***]
Manufacturing Know-How and Materials	Section 4.4.1
Manufacturing Technology Transfer	Section 4.4.1
Manufacturing Technology Transfer Plan	Section 4.4.1

MHLW	Section 1.94
MHRA	Section 1.94
Parties	Preamble
Party	Preamble
Patent Term Restoration	Section 6.3.10
Receiving Party	Section 7.1
Regulatory Milestone Event	Section 5.2.2
Regulatory Milestone Payment	Section 5.2.2
Regulatory Transition Activities	Section 3.2.3(b)
Royalty Reduction Trigger	Section 1.61
Pharmavant	Preamble
Pharmavant Indemnitees	Section 9.2
Pharmavant Manufacturing Know-How	Section 10.6.1(d)(ix)
Roivant Sciences	Recitals
Pharmavant Trademarks	Section 6.6
Securities Regulators	Section 7.3.1(a)
Share Purchase Agreement	Section 5.1(b)
Tactical Plan	Section 1.16
Term	Section 10.1.1
Third Party Infringement	Section 6.5.1
Transferred Regulatory Materials	Section 3.2.3(b)
Transitional Supply Agreement	Section 4.3.2

ARTICLE 2

GRANT OF RIGHTS AND LICENSES

2.1 License Grants to Pharmavant.

2.1.1 Grant of Exclusive License. Subject to the terms and conditions of this Agreement, Eisai hereby grants to Pharmavant and its Affiliates an exclusive (even as to Eisai and its Affiliates, but subject to Eisai’s retained rights set forth in Section 2.3 below) license, with the right to grant sublicenses in accordance with Section 2.1.3, under the Eisai Product Patents and Eisai Product Know-How, to Develop, Manufacture and Commercialize the Licensed Compound and Licensed Products in the Field in the Territory.

2.1.2 Grant of Non-Exclusive License. Subject to the terms and conditions of this Agreement, Eisai hereby grants to Pharmavant and its Affiliates a non-exclusive license, with the right to grant sublicenses in accordance with Section 2.1.3, under the Eisai IP, to Develop, Manufacture and Commercialize the Licensed Compound and Licensed Products in the Field in the Territory.

2.1.3 Right to Sublicense. Pharmavant shall have the right to grant sublicenses under the licenses granted to it in Section 2.1.1 and Section 2.1.2 through multiple tiers of sublicensees: (a) subject to Section 2.2, to contract research organizations, contract manufacturing organizations, distributors and other Third Party subcontractors for the sole purpose of performing Pharmavant’s obligations hereunder with respect to the Development, Manufacture and

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Commercialization of the Licensed Compound and the Licensed Products in the Field in the Territory; and (b) to any Sublicensee with respect to the Development, Manufacture and/or Commercialization of the Licensed Product in the Field and in the Territory. In connection with any sublicense agreement entered into by Pharmavant pursuant to this Section 2.1.3, (i) Pharmavant shall ensure that each of its Sublicensees is bound by a written agreement that is consistent with, and subject to the terms and conditions of, this Agreement; (ii) Pharmavant shall be responsible for the performance of any of its Sublicensees that are exercising rights under a sublicense of the license granted to it in Section 2.1.1 and/or Section 2.1.2, and the grant of any such sublicense shall not relieve Pharmavant of its obligations under this Agreement, except to the extent they are satisfactorily performed by any such Sublicensee(s); and (iii) no later than [***] following the execution of each sublicense with a Sublicensee for the Development, Manufacture or Commercialization of any Licensed Product in the Territory as provided in this Section 2.1.3, Pharmavant shall provide Eisai with a redacted copy of such sublicense agreement as executed; provided, that, such copy may be redacted to remove provisions that are not necessary to monitor compliance with this Section 2.1.3; and provided, further, that no such copy need be shared for a sublicense agreement entered into by Pharmavant with any entity listed in clause (a) above. In the event of any material breach by any such Sublicensee of any sublicense agreement entered into by Pharmavant pursuant to this Section 2.1.3 that would be a material breach of this Agreement by Pharmavant, Pharmavant shall promptly terminate such sublicense agreement if such breach is not cured within [***] of Pharmavant becoming aware of such breach.

2.2 Subcontracting. Pharmavant may subcontract to Third Parties the performance of tasks and obligations related to Pharmavant’s Development, Manufacture and Commercialization of the Licensed Compound and any Licensed Products under this Agreement as Pharmavant deems appropriate, which subcontract may include a sublicense of rights necessary for the performance of the subcontract as reasonably required; provided, that Pharmavant shall remain responsible for the performance of this Agreement and shall cause any such subcontractor to comply with all applicable terms and conditions of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

2.3 Eisai Retained Rights. Notwithstanding the foregoing, Eisai hereby retains the right under Eisai Product Know-How and Eisai Product Patents to (a) conduct the Eisai Ongoing Clinical Trial until the transfer of sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant pursuant to the Regulatory Transition Plan in accordance with Section 3.2.3(b) and (b) Manufacture the Licensed Compound in the Territory solely for use (i) by Pharmavant for clinical Development in the Field and in the Territory pursuant to Section 4.3.2 and (ii) by Eisai to conduct the Eisai Ongoing Clinical Trial until the transfer of sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant pursuant to the Regulatory Transition Plan in accordance with Section 3.2.3(b), in each case, whether directly or through its Affiliates or Third Party contractors.

2.4 [***]

2.5 No Other Rights. Except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by a Party to the other Party. All rights with respect to Patents, Know-How or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof. Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party or any of its Affiliates, as a result of this Agreement, obtain any ownership interest, license, or other right in or to any Patents, Know-How, or other intellectual property rights of the other Party, including tangible or intangible items owned, controlled, or developed by the other Party, or provided by the other Party to the receiving Party at any time, in each case, pursuant to this Agreement.

ARTICLE 3

DEVELOPMENT ACTIVITIES; REGULATORY ACTIVITIES; COMMERCIALIZATION

3.1 Development Activities.

3.1.1 In General. Subject to the terms and conditions of this Agreement, including Section 3.4.2, and, except with respect to the conduct by Eisai of the Eisai Ongoing Clinical Trial pursuant to Section 3.1.3, Pharmavant shall have the sole right and responsibility and sole authority, itself or with or through its Affiliates, Sublicensees, or other Third Parties, [***], to Develop the Licensed Compound and Licensed Products in the Field in the Territory in accordance with the Development Plan. On and after the Effective Date, subject to the terms and conditions of this Agreement,[***] associated with the Development of the Licensed Compound and Licensed Products in the Field in the Territory.

3.1.2 Development Plan. The Development of the Licensed Compound and Licensed Products by Pharmavant, its Affiliates or its Sublicensees in the Territory will be governed by a written development plan covering the Development of the Licensed Compound and the Licensed Products, and regulatory strategy for the Licensed Products, by Indication and

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

by individual countries or geographic regions in the Territory (each such plan, as updated from time-to-time in accordance with the terms of this Agreement, a “Development Plan”). Commencing on the date of transfer of sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant pursuant to the Regulatory Transition Plan and continuing for the remainder of the Term, Pharmavant may make any amendment to the Development Plan at any time, [***].

3.1.3 Conduct of Eisai Ongoing Clinical Trial. Until the date of transfer of sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant pursuant to the Regulatory Transition Plan in accordance with Section 3.2.3(b), Eisai shall be responsible for the conduct of the Eisai Ongoing Clinical Trial in accordance with the protocol set forth in the Initial Development Plan. For the avoidance of doubt, [***] associated with the conduct of the Eisai Ongoing Clinical Trial on and after the Effective Date shall be borne by [***], and [***] on and after the Effective Date and until the date of such transfer, for which [***] delivers an invoice, together with reasonable supporting documentation, to [***] within [***] after the end of [***] in which they were incurred. On and after the date of transfer sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant pursuant to the Regulatory Transition Plan in accordance with Section 3.2.3(b), Pharmavant shall be responsible,[***], for the conduct of the Eisai Ongoing Clinical Trial in accordance with the protocol set forth in the Initial Development Plan or the Development Plan in effect at such time, as applicable.

3.1.4 Use of Third Parties. Pharmavant may retain one or more Third Parties to conduct Development activities with respect to the Licensed Compound and any Licensed Products in the Field in the Territory, subject to the terms of this Agreement. Any Third Parties conducting such Development activities shall be subject to (a) an obligation to assign or exclusively license back all intellectual property, whether or not patentable, to Pharmavant generated in the conduct of such activities (other than intellectual property solely related to improvements to any such Third Party’s background technology that would not be infringed or misappropriated by the Development, Manufacture or Commercialization of the Licensed Compound or the Licensed Products in the Field in the Territory) and (b) confidentiality and non-use obligations consistent with those set forth in this Agreement; provided, that, the term of such Third Party’s obligations regarding confidentiality and non-use may be limited to [***] after the date of disclosure to such Third Party. Pharmavant shall remain responsible and liable for the performance by its Affiliates or permitted Third Party contractors of any of its obligations under this Agreement that it delegates to any such Third Party contractor.

3.1.5 Development Diligence. Subject to the terms and conditions of this Agreement, Pharmavant, itself or with or through its Affiliates, Sublicensees, or other Third Parties, shall use Commercially Reasonable Efforts to (a) Develop the Licensed Compound in at least one Major Market and (b) seek and obtain Regulatory Approvals for a Licensed Product in at least one Major Market.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

3.1.6 Standards of Conduct. Pharmavant shall perform, and shall ensure that its Affiliates perform, and shall cause its Sublicensees and Third Party contractors to perform, its Development activities with respect to the Licensed Compound and the Licensed Products in good scientific manner, and in compliance with the requirements of Applicable Law, including GLP, GCP, GMP, GPV and part 11 of Title 21 of the Code of Federal Regulations (Electronic Systems and Data Integrity) (21 CFR Part 11) to the extent applicable (and, if and as appropriate under the circumstances, ICH guidance or other comparable regulation and guidance of any Regulatory Authority in any applicable country).

3.1.7 Development Records. Pharmavant shall maintain and shall cause its Affiliates, Sublicensees and Third Party contractors to maintain reasonably complete and accurate records regarding its Development of the Licensed Compound and Licensed Products in the Field in the Territory in accordance with GLP, GMP, GCP, GPV, and part 11 of Title 21 of the C ode of Federal Regulations (Electronic Systems and Data Integrity) (21 CFR Part 11) as applicable, and in compliance with other Applicable Law. Such records will fully and properly reflect all work done and results achieved in the performance of the Development activities for the Licensed Compound and Licensed Products in good scientific manner appropriate for regulatory and patent purposes.

3.1.8 Development Updates. Pharmavant shall submit [***] a written report summarizing all material Development activities with respect to the Licensed Compound and Licensed Products pursuant to this Agreement since Pharmavant’s delivery of the prior report which shall include reasonable detail regarding the status of all preclinical IND-enabling studies and activities (including toxicology and pharmacokinetic studies), Clinical Trials, Manufacturing and other Development activities conducted under this Agreement: (a) during Calendar Year 2022, [***], and (b) commencing with Calendar Year 2023 and continuing thereafter,[***]. Such report shall contain sufficient detail to enable Eisai to assess Pharmavant’s compliance with its Development obligations under Section 3.1.5.

3.2 Regulatory Matters.

3.2.1 Responsibility. Subject to the terms and conditions of this Agreement, including Section 3.4.2, (a) Pharmavant shall have the sole responsibility and sole authority with respect to all regulatory matters applicable to the Licensed Compound or any Licensed Products in the Territory in accordance with the Development Plan and Commercialization Plan, including the content of any regulatory filing or dossier, pharmacovigilance reporting, labeling, safety, and the decision to file or withdraw any MAA or to cease or suspend any Clinical Trial, or to recall or withdraw any Licensed Product and (b) Pharmavant shall have sole responsibility,[***], for preparing and submitting all Regulatory Materials for Licensed Products in the Field in the Territory, including the responsibility for preparing, submitting and holding all INDs, NDAs and MAAs for Licensed Products in the Territory. Pharmavant will own all Regulatory Materials for Licensed Products and all such Regulatory Materials shall be submitted in the name of Pharmavant (or its Affiliate or Sublicensee, as applicable). For clarity, this Section 3.2.1 shall not be deemed to transfer ownership of any Know-How provided by Eisai to Pharmavant for use in preparing and submitting such Regulatory Materials. [***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

3.2.2 Eisai Ongoing Clinical Trial. Notwithstanding the foregoing and except as set forth in the Development Plan, until the transfer of sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant pursuant to the Regulatory Transition Plan in accordance with Section 3.2.3(b), Eisai shall be responsible for any communications and interactions with Regulatory Authorities with respect to the Eisai Ongoing Clinical Trial in accordance with the Development Plan; provided, that, Eisai shall previously have consulted and coordinated with and shall implement all comments received from Pharmavant with respect thereto.

3.2.3 Regulatory Materials.

(a) Existing Regulatory Materials. Prior to the transfer of all Regulatory Materials for the Licensed Compound held or filed by or on behalf of Eisai or its Affiliates prior to the Effective Date (the “Existing Regulatory Materials”) in accordance with the Regulatory Transition Plan, Eisai (or its designee) shall have the right to file, maintain, and hold title to such Existing Regulatory Materials; provided, that, with respect to any such filings and maintenance, Eisai shall previously have consulted and coordinated with and shall implement all comments received from Pharmavant with respect thereto.

(b) Regulatory Transition Plan and Regulatory Transition Activities. Eisai shall (a) as promptly as possible following the Effective Date and in accordance with the timeline set forth in the Regulatory Transition Plan, assign and transfer to Pharmavant (or its designee) sponsorship and control of the Eisai Ongoing Clinical Trial and (b) assign and transfer to Pharmavant, within the timelines specified in the Regulatory Transition Plan, any and all Regulatory Materials, including the Existing IND, for or in respect of the Licensed Compound in the Territory held or filed by or on behalf of Eisai or its Affiliates prior to or after the Effective Date (the “Transferred Regulatory Materials”), by undertaking the steps described in the Regulatory Transition Plan within the timelines set forth in the Regulatory Transition Plan (the “Regulatory Transition Activities”); provided, further, that, such Regulatory Transition Activities shall be subject to any obligations of Eisai under Applicable Law. Unless otherwise required by Applicable Law, from and after such assignment and transfer, Pharmavant (or its designee) shall have the sole right, [***], to (i) conduct the Eisai Ongoing Clinical Trial in accordance with the Development Plan and (ii) file, maintain, and hold title to all Transferred Regulatory Materials in accordance with the Development Plan and the Commercialization Plan. As promptly as practicable following the Effective Date, but no later than [***] from the Effective Date, the Parties shall cooperate reasonably in good faith to agree on the Regulatory Transition Plan and to make arrangements to allow for the completion of the Regulatory Transition Activities as promptly as practicable after the Effective Date. The preliminary Regulatory Transition Plan is attached as Exhibit C, the details of which shall be subject to review and approval by Eisai.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

3.2.4 Right of Reference; Access to Data.

(a) Pharmavant Right of Reference. Until the date on which the Existing Regulatory Materials have been transferred and assigned to Pharmavant or its designee, Pharmavant and its designees shall have, and Eisai (on behalf of itself and its Affiliates) hereby grants to Pharmavant and its designees, access and a right of reference (without any further action required on the part of Eisai or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all such Existing Regulatory Materials and all data contained or referenced in any such Existing Regulatory Materials for Pharmavant and its designees to exercise its rights and perform its obligations under this Agreement. Pharmavant and its designees shall have access to all data contained or referenced in any such Existing Regulatory Materials in order to exercise such access and right of reference, and Eisai shall ensure that Pharmavant and its designees are afforded such access. Eisai shall provide or submit any written consents or notices as may be required in order for Pharmavant to exercise such rights contemplated in this Section 3.2.4(a).

(b) Eisai Right of Reference. Eisai and its designees shall have, and Pharmavant (on behalf of itself and its Affiliates) hereby grants to Eisai and its designees, access and a right of reference (without any further action required on the part of Pharmavant or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all Regulatory Materials Controlled by Pharmavant with respect to the Licensed Compound and the Licensed Product and all data contained or referenced in any such Regulatory Materials, for Eisai and its designees to the extent necessary to perform its obligations under this Agreement. Eisai and its designees shall have access to all data contained or referenced in any such Regulatory Materials in order to exercise such access and right of reference to the extent necessary to comply with this Agreement, and Pharmavant shall ensure that Eisai and its designees are afforded such access to the extent necessary to comply with this Agreement. Pharmavant shall provide or submit any written consents or notices as may be required in order for Eisai to exercise such rights contemplated in this Section 3.2.4(b).

3.3 Commercialization.

3.3.1 Pharmavant Responsibilities. Subject to the terms and conditions of this Agreement, including Section 3.4.2, Pharmavant shall have the sole right and sole authority, at [***] and itself or with or through its Affiliates, Sublicensees, to Commercialize the Licensed Products in the Field in the Territory in accordance with the Commercialization Plan, including the sole right, at [***], itself or with or through its Affiliates, Sublicensees, or other Third Parties, to, in accordance with the Commercialization Plan, (a) conduct Medical Affairs Activities with respect to the Licensed Products in the Field in the Territory, (b) book all sales of the Licensed Products in the Territory, (c) develop and implement the brand and commercial strategy to be used for the Licensed Products in the Territory, (d) make all pricing determinations with respect to the Licensed Product in the Territory and (e) conduct all marketing, promotion and sales activities for the Licensed Products in the Territory. Pharmavant may make any amendment to the Commercialization Plan at any time; [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

3.3.2 Diligence. Pharmavant will use Commercially Reasonable Efforts to Commercialize a Licensed Product in accordance with the Commercialization Plan in each country in the Territory in which Pharmavant receives Regulatory Approval for such Licensed Product in the Indications for which it receives Regulatory Approval for such Licensed Product in such country.

3.3.3 Reports. Following the first Regulatory Approval of a Licensed Product in any country in the Territory, Pharmavant shall provide [***] a written report not less [***] that summarizes the Commercialization activities on a Licensed Product-by-Licensed Product basis conducted by Pharmavant, and its Affiliates and Sublicensees in the Territory since the date of the prior report by Pharmavant. Such report shall contain sufficient detail to enable Eisai to assess Pharmavant’s compliance with its Commercialization obligations in Section 3.3.2. In addition, Pharmavant shall have a meeting in person, by videoconference, teleconference or other similar communications equipment not less than [***] to update Eisai as to the status of Pharmavant’s Commercialization activities.

3.3.4 Compliance. Pharmavant will conduct all Commercialization activities with respect to the Licensed Products in good scientific manner, and in compliance with Applicable Law, including GLP, GCP, GMP or GPV to the extent applicable (and, if and as appropriate under the circumstances, ICH guidance or other comparable regulation and guidance of any Regulatory Authority in any country in the Territory).

3.4 [***].

3.4.1 [***]

(a) [***].

3.4.2 [***].

3.4.3 [***].

3.4.4 [***].

3.4.5 [***].

3.4.6 [***].

3.4.7 [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 4

ASSISTANCE; DISCLOSURE OF KNOW-HOW; TECHNOLOGY TRANSFER; MANUFACTURING

4.1 Disclosure of Eisai Product Know-How and Eisai Background Know-How. As soon as reasonably practicable and in any event within[***] of the Effective Date and thereafter during the Term as may be reasonably requested by Pharmavant from time to time, Eisai shall disclose to Pharmavant and its designees, including by providing electronic copies thereof, via a mutually agreeable method of transfer, all Eisai Product Know-How and Eisai Background Know-How (other than Eisai Background Know-How solely relating to the Manufacture of the Licensed Compound, which shall be disclosed to Pharmavant pursuant to Section 4.4) licensed to Pharmavant pursuant to Section 2.1.1 or 2.1.2, including any materials and documentation (including data and protocols) included therein. Eisai shall, and shall cause its Affiliates to, cooperate with Pharmavant and its designees and provide reasonable assistance to Pharmavant for up to [***] after the Effective Date to enable Pharmavant to Develop the Licensed Compound, as and to the extent reasonably requested by Pharmavant and agreed to by Eisai, including by: (a) providing Pharmavant with such assistance as may be reasonably requested by Pharmavant with respect to Development transition matters related to the Licensed Compound; and (b) providing Pharmavant with such access as may be reasonably requested by Pharmavant, by teleconference or in-person to Eisai personnel (and personnel of its Affiliates) involved in the Development of the Licensed Compound to assist with the transition and answer questions related to the Licensed Compound. After the expiration of such [***] period, and for a period of up to [***] from the Effective Date, Pharmavant may request continued reasonable assistance from Eisai, at [***] and Eisai shall use commercially reasonable efforts to provide such reasonable assistance upon Pharmavant’s request and to the extent agreed to by Eisai.

4.2 Manufacturing Rights. Subject to the terms and conditions of this Agreement, Pharmavant shall have the sole right (and shall solely control, at its discretion), itself or with or through its Affiliates, Sublicensees, or other Third Parties, [***], to Manufacture the Licensed Product in the Field for the Territory. Notwithstanding the foregoing, Eisai hereby retains the right to Manufacture the Licensed Compound and the Licensed Products in the Territory solely as provided in Section 4.3, whether directly or through its Affiliates or the Eisai Manufacturer.

4.3 Supply of Licensed Compound and Raw Materials to Pharmavant.

4.3.1 Initial Supply of Existing Drug Substance Inventory and Existing Raw Materials Inventory.

(a) Eisai shall supply to Pharmavant or to any Third Party designee any or all (as and to the extent requested by Pharmavant) quantity of the existing inventory of the Licensed Compound (both drug substance and drug product), including [***] (the “Existing Drug Substance Inventory”), together with all intermediates identified on Schedule 4.3.1(a) attached

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

hereto (the “Existing Transferred Inventory”), held as of the Effective Date by or on behalf of Eisai or its Affiliates [***]. To the extent that Pharmavant wishes to have any portion of the Existing Transferred Inventory supplied to any Third Party designee other than an Eisai Manufacturer, Pharmavant shall provide Eisai with prior written notice which shall identify such Third Party designee. Notwithstanding the foregoing, Eisai shall have the right to retain such quantities of drug product of the Licensed Compound as may be reasonably necessary for Eisai to continue its activities with respect to the Eisai Ongoing Clinical Trial as contemplated by this Agreement until the transfer of sponsorship and control of the Eisai Ongoing Clinical Trial to Pharmavant in accordance with Section 4.4, after which any remaining amount of such retained quantities will be transferred to Pharmavant.

(b) To the extent requested by Pharmavant, Pharmavant may, in its discretion, purchase from Eisai the quantity of the materials identified on Schedule 4.3.1(b) (the “Existing Raw Materials Inventory”), [***], pursuant to terms of sale mutually agreed by the Parties.

(c) Delivery of the Existing Transferred Inventory and the Existing Raw Materials Inventory supplied by Eisai will be made [***]. [***] shall be responsible for obtaining all licenses or other authorizations for the exportation and importation of such Existing Transferred Inventory and Existing Raw Materials Inventory and [***] shall contract for shipment and insurance of such Existing Transferred Inventory and Existing Raw Materials Inventory from Eisai’s or the Eisai Manufacturer’s facility, at [***], provided that [***] or its Affiliates shall provide any reasonable assistance requested by [***] in connection with such activities at [***]. [***] shall also be responsible for the clinical packaging, labeling, QC/QA/QP release, storage, customs clearance and distribution of such Existing Transferred Inventory and Existing Raw Materials Inventory, at [***]. Following the Effective Date, the Parties hereby agree to negotiate in good faith and execute a quality agreement as may be needed for quality assurance in connection with the delivery of the Existing Transferred Inventory and the Existing Raw Materials Inventory by Eisai.

4.3.2 Manufacture and Clinical Supply. Pharmavant shall be solely responsible for the Manufacture and supply of the Licensed Compound and all Licensed Products during the Term in the Field for the Territory; provided, that, upon the written request of Pharmavant, the Parties will negotiate in good faith the terms of a transitional supply agreement (the “Transitional Supply Agreement”) to have Eisai and/or the Eisai Manufacturers Manufacture and supply to Pharmavant drug product, at [***].

4.3.3 No Additional Supply Obligations. Pharmavant may not at any time during the Term request Eisai to, and Eisai shall have no obligation under this Agreement to, procure or Manufacture any Licensed Compound (drug substance or drug product) for, or for the benefit of, Pharmavant other than the transfer of the Existing Transferred Inventory and the Existing Raw Materials Inventory as provided in this Section 4.3 and pursuant to Section 4.3.2 and the terms of the Transitional Supply Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

4.4 Manufacturing Technology Transfer.

4.4.1 Manufacturing Technology Transfer. Without limiting the other provisions of this Article 4, as soon as reasonably practicable following the Effective Date, Eisai shall transfer (from Eisai or its Affiliates) to Pharmavant and its designees copies (in an electronic format) of all Eisai Product Know-How and Eisai Background Know-How, respectively, solely related to the Manufacture of the Licensed Compound (including drug substance and drug product) (the “Manufacturing Know-How”), [***] (such activities, “Manufacturing Technology Transfer”).

4.4.2 Eisai Assistance. At the reasonable request of Pharmavant from time to time, Eisai shall make its sites, employees and consultants (including personnel and sites of its Affiliates) reasonably available to Pharmavant and its Third Party designees for up to [***] after the Effective Date to provide consultation and technical assistance in order to ensure an orderly transition of the Manufacturing Know-How to Pharmavant and its designees and to assist Pharmavant and its designees in its Manufacture of the Licensed Compound. After the expiration of such [***] period, and for a period of up to [***] from the Effective Date, Pharmavant may request continued reasonable assistance from Eisai at [***] and Eisai shall use commercially reasonable efforts to provide such reasonable assistance upon Pharmavant’s request.

4.4.3 [***]. The Parties shall cooperate in good faith in order to finalize, and, within [***] of the Effective Date, execute, an Assignment and Assumption Agreement by and among the Parties and [***] substantially in the form of the draft agreement prepared by the Parties on the Effective Date pursuant to which Eisai shall assign and transfer to Pharmavant or its designee the [***] dated as of [***] between Eisai and [***], as may be amended from time to time with Pharmavant’s consent (not to be unreasonably conditioned, withheld or delayed) [***]. Eisai shall, or shall cause its Affiliates to, as applicable, obtain the consent of [***] to the assignment by Eisai to Pharmavant of the [***] in accordance with the preceding sentence. Pharmavant hereby acknowledges and agrees that, from and after the effective date of the Assignment and Assumption Agreement, Pharmavant (a) shall assume and perform all of the duties, obligations, terms, provisions and covenants under and (b) shall discharge Eisai from any of the duties, obligations, terms, provisions and covenants under, in each case ((a) and (b)), the [***] after such effective date of assignment.

4.4.4 Assistance. Eisai shall, or shall cause its Affiliates to, as applicable, introduce to Pharmavant any or all Eisai Manufacturers in order to reasonably assist Pharmavant or its Affiliate in entering into new agreements directly with such Eisai Manufacturers to Manufacture the Licensed Product in the Field for the Territory, to the extent requested by Pharmavant in writing.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 5

FINANCIAL TERMS

5.1 Upfront Payment. Pharmavant shall pay to Eisai a one-time non-refundable, non-creditable payment in the aggregate amount of Fifteen Million Dollars ($15,000,000), payable as follows:

(a) Eight Million Dollars ($8,000,000) shall be paid in immediately available funds by wire transfer, within [***] of the Effective Date, in accordance with wire instructions to be provided in writing by Eisai in a written invoice submitted by Eisai to Pharmavant on or before the Effective Date; and

(b) Seven Million Dollars ($7,000,000) shall be paid through the issuance of shares of common stock of Roivant Sciences valued at the Share Price pursuant to the term of a share purchase agreement entered into by Eisai and Roivant Sciences on the Effective Date substantially in the form of Exhibit B attached hereto (the “Share Purchase Agreement”).

5.2 Milestones.

5.2.1 Development Milestones.

(a) Pharmavant shall notify Eisai in writing (the “Development Milestone Event Notice”) within [***] following the achievement by Pharmavant, its Affiliates, or its Sublicensees under this Agreement of each milestone event described under the heading “Development Milestone Event” in the below table in this Section 5.2.1(a) (each, a “Development Milestone Event”) by the first Licensed Product, and Pharmavant shall thereafter pay the applicable one-time amount set forth below corresponding to the applicable Development Milestone Event in accordance with Section 5.2.1 (each, a “Development Milestone Payment”):

Development Milestone Event	Development Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b) Each Development Milestone Payment will be due and payable only once following the achievement of the corresponding Development Milestone Event regardless of the number of times such Development Milestone Event is achieved and/or the number of Licensed Products that achieve such Development Milestone Event. If any of Development Milestone Event (2), (3) or (4) is achieved prior to the achievement of Development Milestone Event (1), then the Development Milestone Payment for Development Milestone Event (1) shall be paid concurrently with the Development Milestone Payment for the first to occur of Development Milestone Event (2), (3) or (4), as the case may be.

5.2.2 Regulatory Milestones. Subject to the terms of this Section 5.2.2, Pharmavant shall notify Eisai within [***] following the achievement by Pharmavant, its Affiliates, or its Sublicensees under this Agreement of each milestone event described under the heading “Regulatory Milestone Event” in the below table in this Section 5.2.2 (each, a “Regulatory Milestone Event”) by the first Licensed Product and Pharmavant shall thereafter pay the applicable one -time amount set forth below corresponding to the applicable Regulatory Milestone Event in accordance with Section 5.2.4 (each, a “Regulatory Milestone Payment”) in respect of Licensed Products:

Regulatory Milestone Event	Regulatory Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Each Regulatory Milestone Payment will be due and payable only once following the achievement of the corresponding Regulatory Milestone Event regardless of the number of times such Regulatory Milestone Event is achieved and/or the number of Licensed Products that achieve such Regulatory Milestone Event.

5.2.3 Commercialization Milestones.

(a) Pharmavant shall notify Eisai within [***] following the achievement by Pharmavant, its Affiliates, or its Sublicensees under this Agreement of each milestone event described under the heading “Commercialization Milestone Event” in the below table in this Section 5.2.3(a) (each, a “Commercialization Milestone Event”) by the Licensed Product and Pharmavant shall thereafter pay the applicable one-time amount set forth below corresponding to the applicable Commercialization Milestone Event in accordance with Section 5.2.3(b) (each, a “Commercialization Milestone Payment”) in respect of Licensed Products:

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Commercialization Milestone Event	Commercialization Milestone Payment
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

(b) Each Commercialization Milestone Payment will be due and payable only once following the achievement of the corresponding Commercialization Milestone Event regardless of the number of times such Commercialization Milestone Event is achieved and/or the number of Licensed Products that achieve such Commercialization Milestone Event. Pharmavant shall pay each Commercialization Milestone Payment within [***] after Eisai’s receipt of notice from Pharmavant that any applicable Commercialization Milestone Event was first achieved; provided, that, if any of the Commercialization Milestone Events set forth in (5) through (7) of the above table are achieved for a given Licensed Product in a same Eisai Fiscal Year (i) the corresponding Commercialization Milestone Payment shall be payable [***] as follows: (A) [***] of the amount of the corresponding Commercialization Milestone Payment shall be paid within [***] after the date of receipt by Eisai of such notice that any applicable Commercialization Milestone Event was achieved and (B) [***] of the corresponding Commercialization Milestone Payment shall be paid within [***] after notice from Pharmavant for the immediate next Eisai Fiscal Year that such Commercialization Milestone Event was again achieved for such immediate next Eisai Fiscal Year; [***].

5.2.4 Invoice and Payment of Milestone Payments. Following Eisai’s receipt of notice from Pharmavant that Pharmavant has achieved any Milestone Event or Milestone Events, Eisai shall invoice Pharmavant for the applicable Milestone Payment or Milestone Payments, and Pharmavant shall pay such Milestone Payment within[***] after receipt of each such invoice.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

5.3 Royalties.

5.3.1 Royalty Rates. Subject to this Section 5.3.1, Pharmavant shall pay Eisai royalties on Annual Net Sales of the Licensed Product during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the Licensed Product multiplied by the applicable royalty rate set forth below for such portion of Annual Net Sales during the applicable Royalty Term for the Licensed Product, which royalties shall be paid in accordance with Section 5.3.5.

Annual Net Sales in the Territory for the Licensed Product in a given Eisai Fiscal Year	Royalty Rate
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

The applicable royalty rate set forth in the tables above shall apply only to that portion of the Annual Net Sales of the Licensed Product during a given Eisai Fiscal Year that falls within the indicated range. [***]

5.3.2 Royalty Term. Pharmavant’s royalty obligations to Eisai under Section 5.3.1 shall apply, on a country-by-country and Licensed Product-by-Licensed Product basis, during the applicable Royalty Term for the Licensed Product in such country. Following the expiration of the applicable Royalty Term for the Licensed Product in a given country: (a) no further royalties shall be payable with respect to sales of the Licensed Product in such country (and no sales of Licensed Products in such country shall be counted for purposes of determining Net Sales for any period commencing on or after the expiration of such Royalty Term); and (b) the license granted to Pharmavant under this Agreement with respect to the Licensed Product in such country shall become fully paid-up, perpetual, irrevocable, and royalty-free in accordance with Section 10.1.

5.3.3 Royalty Reductions.

(a) Valid Claims. Subject to Section 5.3.3(d), the royalty rates set forth in Section 5.3.1 shall be reduced on a Licensed Product-by-Licensed Product and country-by-country basis, to (i) [***] of the rates otherwise payable pursuant to Section 5.3.1 during any portion of the Royalty Term in which there is not at least one Valid Claim of an Eisai Product Patent, Eisai Patent or Joint Patent which Covers the [***] Licensed Compound or Licensed Product in such country of sale, and (ii) [***] of the rates otherwise payable pursuant to Section 5.3.1 during any portion of the Royalty Term in which there is not at least one Valid Claim of an Eisai Product Patent, Eisai Patent or Joint Patent which Covers the Licensed Compound or Licensed Product in such country of sale.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b) Generic Products. Subject to Section 5.3.3(d), if during the portion of the applicable Royalty Term of a Licensed Product in a particular country or geographic region in the Territory, one or more products are being sold in such country or geographic region in the Territory that are Generic Products with respect to such Licensed Product and there is Loss of Market Exclusivity for such Licensed Product in such country or geographic region in the Territory, then the royalty rates set forth in Section 5.3.1 with respect to such Licensed Product in such region or country shall be reduced by [***] of the applicable royalty rates that would otherwise be owed on such Net Sales of such Licensed Product in such region or country, for so long as the Loss of Market Exclusivity continues during the Royalty Term for the applicable Licensed Product in such region or country. Pharmavant will promptly notify Eisai of the occurrence of Loss of Market Exclusivity, which notice will specify the applicable Generic Product and country or geographic region in the Territory and include reasonable supporting evidence of such Loss of Market Exclusivity.

(c) Royalty Offset for Third Party Payments. If Pharmavant (or any of its Affiliates or sublicensees) in-licenses any Patents from any Third Party that may be used in order to Manufacture or Commercialize any Licensed Compound or Licensed Product in the Territory, then Pharmavant will have the right to credit [***] of any[***] payments attributable to the Manufacture or Commercialization of such Licensed Product in the Territory actually paid by Pharmavant or its Affiliates or sublicensees under such license in [***] against any royalty payment payable to Eisai under this Agreement for such Licensed Product.

(d) Cumulative Effect of Royalty Reductions and Offsets. In no event will the aggregate amount of royalty payments due to Eisai for a Licensed Product in the Territory in any given [***] during the Royalty Term for such Licensed Product be reduced to less than [***] of the amount that otherwise would have been due and payable to Eisai in such [***] for such Licensed Product but for the reductions set forth in Sections 5.3.3(a), (b) and (c); provided, that, if but for the proviso in this Section 5.3.3(d), the reductions under Sections 5.3.3(a), (b) and (c) would have reduced a royalty payment made by Pharmavant in any [***] by more than [***], then the amount of such reduction that exceeds[***] shall be carried over to royalty payments due and payable in subsequent [***].

5.3.4 [***].

5.3.5 Payment of Royalties; Royalty Reports. Pharmavant shall, within [***] following the end of each [***] in which a royalty payment pursuant to Section 5.3.1 accrues, (a) provide to Eisai a report specifying, for such [***]: (i) the amount of aggregate Net Sales of the Licensed Product in each country in the Territory; (ii) the applicable royalty rate under this Agreement; (iii) the royalty calculation and royalties payable in Dollars; and (iv) the amount of

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

withholding taxes, if any, required by Applicable Law to be deducted with respect to such royalties; and (b) make the royalty payments owed to Eisai under this Agreement in accordance with such royalty report within [***] following Pharmavant’s receipt of a written invoice for the royalty payments specified in such royalty report. Pharmavant shall have the responsibility to account for and report sales of any Licensed Product in the Territory by its Sublicensee on the same basis as if such sales were Net Sales by Pharmavant. Pharmavant shall pay to Eisai any such royalty payments when due under this Agreement.

5.4 Additional Payment Terms.

5.4.1 Currency. All payments under this Agreement shall be made in US Dollars. Any sales incurred in a currency other than US Dollars shall be converted to the US Dollar equivalent using Pharmavant’s then-current standard exchange rate methodology as applied in its external reporting for the conversion of foreign currency sales into US Dollars.

5.4.2 Taxes. Each Party will pay any and all taxes levied on account of all payments it receives under this Agreement. If Applicable Law requires that taxes be withheld with respect to any payments by either Party to the other Party under this Agreement, such Party will provide advance (not less than [***]) written notice of such Party’s intent to withhold any taxes. The Party required to withhold such taxes shall: [***]. Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect. The Parties shall discuss applicable mechanisms for minimizing or mitigating such taxes to the extent possible in compliance with Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Law to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.

5.4.3 Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of: (a) [***] above the prime rate as published in [***] or any successor thereto, at [***] or (b) the maximum rate permitted by Applicable Law, in each case calculated on the number of days such payment is delinquent, compounded [***].

5.5 Records; Audit Rights.

5.5.1 Records. Pharmavant shall keep, and shall cause its Affiliates to keep, complete, true and accurate books of accounts and records sufficient to determine and establish the royalties payable incurred under this Agreement, and compliance with the other terms and conditions of this Agreement. Such books and records shall be kept reasonably accessible and shall be made available for inspection for a [***] period in accordance with Section 5.5.2 below.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

5.5.2 Inspection of Pharmavant Records. Upon reasonable prior written notice, Pharmavant shall permit an independent nationally recognized certified public accounting firm, appointed by Eisai and reasonably acceptable to Pharmavant to inspect the audited financial records of Pharmavant maintained pursuant to Section 5.5.1 above with respect to any Eisai Fiscal Year ending not more than [***] prior to Eisai’s request to verify the amount of royalties due Eisai hereunder; provided, that, such inspection shall not occur more often than [***] unless a material error is discovered as part of such inspection, in which case Eisai shall have the right to conduct one more additional thorough inspection for such period. Any inspection conducted under this Section 5.5.2 shall be at the expense of Eisai, unless such inspection reveals any underpayment of the royalties due hereunder for the audited period by at least [***], [***]. Any underpayment of the royalties due hereunder shall be paid by Pharmavant to Eisai within [***] with interest on the underpayment at the rate specified in Section 5.4.4 from the date such payment was originally due, and any overpayment of the royalties due hereunder shall be credited against future amounts due by Pharmavant to Eisai.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Ownership.

6.1.1 Inventions.

(a) Eisai IP. Eisai or its Affiliates shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Eisai IP, Eisai Product Know-How and Eisai Product Patents.

(b) Pharmavant IP. Pharmavant shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Pharmavant IP, including all Pharmavant Background Patents, Pharmavant Background Know-How, Pharmavant Inventions and Pharmavant Invention Patents.

(c) Joint IP. All Joint IP will be owned jointly by the Parties. Subject to the rights and licenses granted under this Agreement, each Party shall have the right to use Joint IP, practice the Joint IP, and grant licenses under its interest in Joint IP, as it deems appropriate and neither Party shall have any obligation to account to the other Party for profits, or to obtain any approval of the other Party to license, assign or otherwise exploit such Joint IP, by reason of the joint ownership thereof, and each Party hereby waives any right it may have under the Applicable Law of any jurisdiction to require any such approval or accounting.

6.1.2 Clinical Data. All Clinical Data shall be [***].

6.1.3 Assignment Obligations.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(a) Each Party shall cause all employees of such Party (or any of its Affiliates) who perform activities for such Party under this Agreement to be under an obligation to assign their rights in any Inventions, whether or not patentable, resulting therefrom to such Party. With respect to any activip1b ties of a Party under this Agreement that are subcontracted to a Person that is not an employee, the Party retaining such subcontractor will include in the applicable subcontract an assignment to such Party of all rights in Inventions made by such subcontractor resulting from such activities, and in any event will include in the applicable subcontract a license to such Party that is sublicensable to the other Party under this Agreement, of any Inventions made by such contractor resulting from such activities.

(b) Pharmavant agrees to assign and hereby assigns all of its right, title and interest in and to all [***] to Eisai or its designee. Pharmavant agrees to sign all necessary documents and assignments or take such other actions as Eisai may reasonably request in order to perfect and enforce any and all of its rights in and to such [***]. [***] of perfecting and enforcing its rights in such [***] shall be borne by [***].

6.2 Prosecution and Maintenance.

6.2.1 Eisai First Right. Eisai will have the first right, but not the obligation, using patent counsel of its choice, to Prosecute and Maintain any Eisai Product Patents. Eisai shall give Pharmavant a reasonable opportunity to review and comment on the text of any application before filing Eisai Product Patents, shall reasonably consult with Pharmavant with respect thereto, shall supply Pharmavant with a copy of the application as filed, together with notice of its filing date and serial number, and shall reasonably provide advance copies of any substantive papers related to the filing, prosecution and maintenance of such Eisai Product Patents with sufficient time to provide Pharmavant with a reasonable opportunity to review and comment. Eisai shall keep Pharmavant advised of the status of the Eisai Product Patents and applications related thereto and shall promptly give notice to Pharmavant of the pending grant, lapse, revocation, surrender, invalidation or abandonment of any Eisai Product Patents. [***].

6.2.2 Pharmavant Fallback Right. Eisai shall give reasonable notice to Pharmavant if Eisai intends to cease Prosecution and Maintenance of any Eisai Product Patents in any country in the Territory and, in such case, Pharmavant shall have the right (but not the obligation) to continue the Prosecution and Maintenance of such Eisai Product Patents. If Pharmavant elects to continue such Prosecution and Maintenance, then Eisai shall execute such documents and perform such acts as may be reasonably necessary to effect a transfer of such responsibility in relation to the applicable Eisai Product Patents to Pharmavant in a timely manner to allow Pharmavant to continue such prosecution or maintenance. Pharmavant shall keep Eisai reasonably advised of the status of such Eisai Product Patents and, upon Eisai’s request, shall reasonably provide advance copies of substantive papers related to the filing, prosecution and maintenance of such Eisai Product Patents. Pharmavant shall promptly give notice to Eisai of the grant, lapse, revocation, surrender, invalidation or abandonment of any such Eisai Product Patents. [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

6.2.3 Pharmavant First Right. Pharmavant will have the first right, but not the obligation, using patent counsel of its choice, to Prosecute and Maintain, [***] any Pharmavant Patents. Pharmavant shall give Eisai a reasonable opportunity to review and comment on the text of any application before filing Pharmavant Patents, shall reasonably consult with Eisai with respect thereto, shall supply Eisai with a copy of the application as filed, together with notice of its filing date and serial number, and shall reasonably provide advance copies of any substantive papers related to the Prosecution and Maintenance of such Pharmavant Patents with sufficient time to provide Eisai with a reasonable opportunity to review and comment. Pharmavant shall keep Eisai advised of the status of the Pharmavant Patents and applications related thereto and shall promptly give notice to Eisai of the pending grant, lapse, revocation, surrender, invalidation or abandonment of any Pharmavant Patents. [***].

6.2.4 Eisai Fallback Right. Pharmavant shall give reasonable notice to Eisai if Pharmavant intends to cease Prosecution and Maintenance of any Pharmavant Invention Patents in any country in the Territory and, in such case, Eisai shall have the right (but not the obligation) to continue the Prosecution and Maintenance of such Pharmavant Invention Patents. If Eisai elects to continue such Prosecution and Maintenance, then Pharmavant shall execute such documents and perform such acts as may be reasonably necessary to effect a transfer of such responsibility in relation to the applicable Pharmavant Invention Patents to Eisai in a timely manner to allow Eisai to continue such Prosecution and Maintenance. Eisai shall keep Pharmavant reasonably advised of the status of such Pharmavant Invention Patents and, upon Pharmavant’s request, shall reasonably provide advance copies of substantive papers related to the Prosecution and Maintenance of such Pharmavant Invention Patents. Eisai shall promptly give notice to Pharmavant of the grant, lapse, revocation, surrender, invalidation or abandonment of any such Pharmavant Invention Patents. [***].

6.2.5 Eisai Patents. Eisai will have the sole right, but not the obligation, using patent counsel of its choice, to Prosecute and Maintain, [***] any Eisai Patents. [***].

6.2.6 Joint Patents. The Parties shall mutually agree in good faith which Party shall be responsible for Prosecuting and Maintaining each Joint Patent on behalf of both Parties; provided, that, such activities shall, to the extent mutually agreed by the Parties, be handled by outside counsel free of ethical conflict and mutually agreeable to both Parties. [***].

6.2.7 Patent Prosecution Conferences. Each Party shall cause its patent counsel to confer no less frequently than every [***] regarding the status of all Patents for which it is responsible under this Section 6.2, and whether and in which countries foreign counterparts of such Patents shall be filed and any subject matter claimed in each. The Parties shall set the location, date, time and type of meeting (either in person, by teleconference, or by videoconference) so as to be mutually agreeable to the patent counsel of each Party.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

6.3 Infringement by Third Parties.

6.3.1 Notice and Consultation. Each Party shall inform the other Party within [***] of becoming aware of (a) any infringement of or invalidity challenge to any Eisai Product Patents, Eisai Patents, Pharmavant Invention Patents or Joint Patents, including any declaratory judgment, opposition, post grant review, inter partes review, a Paragraph IV Certification in any Abbreviated New Drug Application or New Drug Application (each, as defined in the Federal Food, Drug, and Cosmetic Act) filing or similar action alleging the invalidity, unenforceability, unpatentability, or non-infringement with respect to such Eisai Product Patents, Eisai Patents, Pharmavant Invention Patents or Joint Patents, or any other actual or potential infringement of such Patents by a Third Party anywhere in the Territory, or (b) any misappropriation or misuse of Eisai Product Know-How, Eisai Background Know-How, Eisai Inventions, Pharmavant Inventions or Joint Inventions, in each case, to the extent such alleged infringing or misappropriating activities involve, as to the Licensed Product, any competing product with respect thereto (collectively, an “Infringement”). Pharmavant and Eisai shall thereafter consult and cooperate fully to determine and agree on a course of action, including the commencement of legal action by either or both Pharmavant and Eisai, to terminate or defend any Infringement (provided that, with respect to the defense of an invalidity challenge, such defense includes or involves at least one claim that relates to the Licensed Compound or any Licensed Product; provided, that, if the Parties are unable to agree upon whether to commence any action to defend any Infringement, Section 6.3.2 and Section 6.3.3 shall apply.

6.3.2 Eisai Right to Control. Unless otherwise agreed by the Parties, Eisai shall have the right to control (including to retain counsel to prosecute) any action to terminate or defend an Infringement for which notice to Pharmavant is provided of any (a) Eisai Product Patents, (b) Eisai Product Know-How and (c) Eisai IP. Eisai shall consult with Pharmavant, and Pharmavant shall have the right to review and comment on any material submissions to be made by Eisai in connection with any such action. In any such action, Pharmavant shall have the right to be represented by counsel of its own choice, [***].

6.3.3 Pharmavant Right to Control. Unless otherwise agreed by the Parties, Pharmavant shall have the right to control (including to retain counsel to prosecute) any action to terminate or defend an Infringement for which notice is provided under Section 6.3.1 of any (a) Pharmavant Invention Patents and (b) Pharmavant Inventions. Pharmavant shall consult with Eisai and Eisai shall have the right to review and comment on, any material submissions to be made by Pharmavant in connection with any such action. In any such action, Eisai shall have the right to be represented by counsel of its own choice, [***].

6.3.4 Joint IP. The Parties shall mutually agree in good faith which Party shall be responsible for controlling (including to retain counsel to prosecute) any action to terminate or defend an Infringement of any Joint IP. In any such action, the controlling Party shall consult with the non-controlling Party and the non-controlling Party shall have the right to review and comment on any material submissions to be made by the controlling Party connection with any such action. In any such action, the other Party shall have the right to be represented by counsel of its own choice, [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

6.3.5 Fallback Right. The controlling Party shall give reasonable notice to the non-controlling Party if such controlling Party elects not to initiate, or intends to cease an action to terminate or defend an Infringement for which notice is provided under Section 6.3.1. In each such case, for (a) Eisai Product Patents, (b) Eisai Product Know-How, (c) Pharmavant Invention Patents and (d) Pharmavant Inventions, to the extent consistent with the controlling Party’s global intellectual property strategy, the non-controlling Party shall have the right (but not the obligation) to initiate or continue such action. If the non-controlling Party elects to initiate or continue such action, then the controlling Party shall execute such documents and perform such acts as may be reasonably necessary to effect a transfer of such responsibility in relation to the applicable Patents to the non-controlling Party in a timely manner to allow the non-controlling Party to initiate or continue such action. The non-controlling Party shall keep the controlling Party reasonably advised of the status of such action and, upon the controlling Party request, shall reasonably provide advance copies of substantive papers related to the action.

6.3.6 Settlements. For any action involving (a) Eisai Product Patents, (b) Eisai Product Know-How, (c) Pharmavant Invention Patents and (d) Pharmavant Inventions, the controlling Party shall not enter into any settlement, consent judgment or other disposition of any action to terminate or defend an Infringement without the prior written consent of the non-controlling Party, which consent shall not be unreasonably conditioned, withheld or delayed; provided, that, any such settlement, consent judgment or other disposition of any action or proceeding by a Party under this Section 6.3 will not, without the consent of the other Party, (a) impose any liability or obligation on such other Party, (b) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the rights and licenses granted to such other Party under this Agreement, or (c) otherwise materially affect the licenses or other rights granted to such other Party hereunder adversely in any respect.

6.3.7 Cooperation. In connection with any action to terminate or defend an Infringement, Pharmavant and Eisai will reasonably cooperate and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other Party informed of developments in any such action or proceeding, including, to the extent permissible by Applicable Law, consultation on any settlement, the status of any settlement negotiations and the terms of any offer related thereto.

6.3.8 Joinder. For any action to terminate or defend any Infringement, in the event that a controlling Party is unable to initiate or prosecute such action solely in its own name, and it is necessary that the non-controlling Party join such action to do so, the non-controlling Party will join such action and shall execute and cause its Affiliates to execute all documents necessary for the controlling such Party to initiate litigation to prosecute and maintain such action.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

6.3.9 Costs/Recoveries. A Party bringing a claim, suit or action to terminate or defend any Infringement will be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages from such Third Party in such suit or action, such recovery will [***]. If such recovery is insufficient to cover all such costs and expenses of both Parties, it will be [***]. If, after such reimbursement, any funds remain from such damages, all such remaining funds will be allocated between the Parties as follows: (a) if Eisai controls enforcement in accordance with this Section 6.3, Eisai shall be entitled to receive [***] of all remaining proceeds and (b) if Pharmavant controls enforcement in accordance with this Section 6.3, Eisai shall be entitled to [***]

6.3.10 Cooperation and Patent Term Restoration. The Parties agree to reasonably cooperate and to take reasonable actions to maximize the protections available under the safe harbor provisions of 35 U.S.C. § 102(c) for U.S. patents and patent applications with respect to the Licensed Compound and any Licensed Products. The Parties shall cooperate with each other, including by providing necessary information and assistance as the other Party may reasonably request, in obtaining patent term restoration or supplemental protection certificates or their equivalents (collectively “Patent Term Restoration”) in any country in the Territory where applicable to any Eisai Product Patents, Eisai Patents, Pharmavant Background Patents, Pharmavant Invention Patents or Joint Patents. Eisai, following consultation with Pharmavant shall have the right to select which Patent or Patents to file for Patent Term Restoration and to control (including to retain counsel to prosecute) any such Patent Term Restoration filing.

6.3.11 Patent Listings. The Parties shall reasonably agree upon the filings to be made with Regulatory Authorities in the Territory with respect to Eisai Product Patents, Eisai Patents, Pharmavant Background Patents, Pharmavant Invention Patents or Joint Patents that contain any claims that cover a Licensed Product including without limitation as required or allowed (a) in the United States, in the FDA’s Orange Book, (b) in the European Union, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 and (c) in any other country in the Territory under the equivalent Regulatory Authorities in such country. If the Parties are unable to agree, Eisai will retain final decision-making authority with respect to any such listing; provided, that, in making such decision, Eisai shall reasonably consider in good faith Pharmavant’s position in connection therewith.

6.3.12 Disclosure of Inventions. Each Party will promptly disclose to the other Party all invention disclosures submitted to such Party by its or its Affiliates’ employees describing Inventions. Each Party will also respond promptly to reasonable requests from the other Party for more information relating to such Inventions. Inventorship of such Inventions and whether the Patents claiming such Inventions are deemed to be the Eisai Product Patents shall be determined in good faith by the Parties prior to the filing of patent application claiming such Inventions.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

6.3.13 Personnel Obligations. Prior to receiving any Confidential Information or beginning work under this Agreement relating to the Development or Commercialization of the Licensed Compound or any Licensed Products, each employee, agent or independent contractor of Pharmavant or Eisai or of either Party’s respective Affiliates will be bound in writing by non-disclosure and invention assignment obligations which are consistent with the obligations of Pharmavant or Eisai under this Agreement; provided, that, to the extent necessary in the case of a Third Party (a) such Third Party shall agree to grant Pharmavant or Eisai, as the case may be, an exclusive license with the right to grant sublicenses with respect to resulting Inventions and Patents and (b) the period of time with respect to non-disclosure obligations may be shorter, but in no event less than [***] from the effective date of the written obligation.

6.4 Common Interest Agreement. At the request of either Party, the Parties will negotiate in good faith to enter into a common interest agreement with respect to the subject matter of this Article 6. The Parties shall assert and not waive the joint defense privilege with respect to any communications between the Parties in connection with the defense of such claim or assertion.

6.5 Defense.

6.5.1 Notice. Each Party shall promptly notify the other Party of any claim alleging that the Development, Manufacture or Commercialization of any Licensed Product in the Territory infringes, misappropriates, or otherwise violates any Patents, Know-How, or other intellectual property rights of any Third Party (“Third Party Infringement”). In any such instance, the Parties shall as soon as practicable thereafter discuss in good faith the best response to such notice of Third Party Infringement.

6.5.2 Pharmavant Right to Defend. Pharmavant shall have the first right, but not the obligation, to defend, and take other actions (including to settle) with respect to, any such claim of Third Party Infringement, at Pharmavant’s sole discretion, cost, and expense; provided, that, (a) Pharmavant will discuss in good faith and coordinate with Eisai in connection therewith and Pharmavant will consider in good faith and reasonably address Eisai’s input and comments with respect thereto and (b) Pharmavant will not, without the prior written consent of Eisai, enter into any settlement, consent judgment or other disposition of any action or proceeding that would (i) impose any liability or obligation on Eisai, or (ii) admit the invalidity of, or otherwise impair, any Eisai Product Patents or Eisai Patents without the prior written consent of Eisai. Eisai shall have the right to be represented in any such action by counsel of its own choice at [***]. Any damages or other monetary awards that are awarded to a Third Party in any Third Party Infringement or in connection with a settlement of any such Third Party Infringement that is defended by Pharmavant under this Section 6.5.2 will be borne [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

6.5.3 Eisai Fallback Right. If Pharmavant determines not to institute an action or proceeding with respect to a given Third Party Infringement pursuant to Section 6.5.2 or if Pharmavant or its designee fails to defend such Third Party Infringement in the Territory or to file an action to defend such Third Party Infringement in the Territory within [***] after a written request from Eisai to do so, or if Pharmavant discontinues the defense of any such action after filing without abating such Third Party Infringement, then Eisai shall have the right, but not the obligation, to defend, and take other actions (including to settle) with respect to, any such claim of Third Party Infringement, at Eisai’s sole discretion, [***] and shall keep Pharmavant reasonably informed with respect to any such enforcement action; provided, that, Eisai shall not, without the prior written consent of Pharmavant, enter into any settlement, consent judgment or other disposition of any action or proceeding that would (i) impose any liability or obligation on Pharmavant, (ii) include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the subject matter included under the rights and licenses granted to Pharmavant under this Agreement, or (iii) otherwise adversely affect the licenses or other rights granted to Pharmavant hereunder in any respect. Any damages or other monetary awards that are awarded to a Third Party in any Third Party Infringement or in connection with a settlement of any such Third Party Infringement that is defended by Eisai under this Section 6.5.3 will be shared as follows: (A) Pharmavant shall bear [***] of such damages or monetary awards and (B) Eisai shall bear [***] of such damages or monetary awards.

6.6 Pharmavant Trademarks. Pharmavant and its Affiliates shall have the exclusive right, but not the obligation, to brand the Licensed Products using trademarks and trade names it determines appropriate for the Licensed Products, which may vary for different countries (the “Pharmavant Trademarks”). Pharmavant shall exclusively own all rights in and goodwill associated with the Pharmavant Trademarks and shall register, maintain and defend the Pharmavant Trademarks [***]. The benefit of the Pharmavant Trademarks shall inure entirely to Pharmavant.

ARTICLE 7

CONFIDENTIALITY

7.1 Nondisclosure. Each Party hereby agrees that a Party (the “Receiving Party”) which receives any Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall: (a) maintain in confidence such Confidential Information using not less than the efforts that such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts; (b) not disclose such Confidential Information to any Third Party without first obtaining the prior written consent of the Disclosing Party (which shall not be unreasonably conditioned, delayed or withheld), except for disclosures expressly permitted pursuant to this Article 7; and (c) not use such Confidential Information for any purpose except those permitted under this Agreement, including, in the case of each Party, the exercise of the rights and licenses granted to such Party hereunder. The obligations of confidentiality, non-disclosure, and non-use under this Section 7.1 shall be in full force and effect from the Effective Date until the [***] of the date of termination

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

or expiration of this Agreement. The Receiving Party shall return all copies of or destroy the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] after the expiration or termination of this Agreement; provided, that, the Receiving Party may retain (i) Confidential Information of the Disclosing Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement; and (ii) one copy of all other Confidential Information in its archives solely for the purpose of establishing the contents thereof.

7.2 Exceptions.

7.2.1 General. Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party to the extent that such Confidential Information:

(a) was known to the Receiving Party or any of its Affiliates, as evidenced by written records, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c) is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder; or

(d) is independently developed by or for the Receiving Party or any of its Affiliates, as evidenced by contemporaneous written records, without reference to or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

7.3 Authorized Disclosure.

7.3.1 Disclosure. Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a) subject to Section 7.5, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission or any national securities exchange in any jurisdiction in the Territory) (collectively, the “Securities Regulators”) or with judicial process (including prosecution or defense of litigation), if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b) disclosure to governmental or other regulatory agencies in order to obtain or maintain approval to conduct Clinical Trials, or to Commercialize the Licensed Products under this Agreement, in each case, in accordance with this Agreement; provided, that, reasonable steps are taken to ensure confidential treatment of such Confidential Information to the extent available;

(c) disclosure to any of its or its Affiliates’ officers, employees, directors, consultants, agents, or Affiliates, including: (i) in the case of Pharmavant, any actual or potential collaborators, licensees, or Sublicensees; (ii) in the case of either Party, to such Party’s permitted subcontractors for purpose of such subcontractors performing obligations of such Party under this Agreement as it deems necessary or advisable in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including the exercise of the rights and licenses granted to the relevant Party under this Agreement); and (iii) in the case of either Party, to such Party’s actual or potential acquirers, investment bankers or other financial advisors, or actual or potential investors, lenders or other financial partners; provided, that, prior to any such disclosure, each such disclosee is bound by written obligations of confidentiality, non-disclosure, and non-use no less restrictive than the obligations set forth in this Article 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement (except to the extent that a shorter confidentiality period is customary in the industry); provided, that, in each of the above situations in this Section 7.3.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.3.1(c) to treat such Confidential Information as required under this Article 7;

(d) disclosure to its advisors (including attorneys and accountants) in connection with activities under this Agreement; provided, that, prior to any such disclosure, each such disclose is bound by written obligations of confidentiality, non-disclosure, and non-use no less restrictive than the obligations set forth in this Article 7 (provided, that, in the case of legal advisors and accountants, no written agreement shall be required), to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, that, in each of the above situations in this Section 7.3.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.3.1(d) to treat such Confidential Information as required under this Article 7; and

(e) disclosure of any pharmacovigilance information originating from a Party its Affiliates, or the other Party to Regulatory Authorities, investigators, ethical committees and internal review boards, and any other Third Parties that have a need to know such information according to each Party’s risk management and adverse event reporting policies and requirements.

7.3.2 Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with Section 7.3.1, such disclosure shall not cause any such information to cease to be Confidential Information, except to the extent that such disclosure results in a public disclosure of such information other than by breach of this Agreement. Subject to Section 7.6, the Receiving Party will notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 7.3.1 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and will only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 7.3.1.

7.4 Terms of this Agreement. The Parties agree that this Agreement shall be deemed to be Confidential Information of both Eisai and Pharmavant, and each Party agrees not to disclose this Agreement or any terms hereof without obtaining the prior written consent of the other Party; provided, that each Party may disclose this Agreement or any terms hereof in accordance with the provisions of Sections 7.3 or 7.5, as applicable.

7.5 Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement to, or file this Agreement with, the Securities Regulators or to other Persons as may be required by Applicable Law, and if a Party submits this Agreement to, or files this Agreement with, any Securities Regulator or other Person as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a redacted version of this Agreement in compliance with Applicable Law. Notwithstanding the foregoing, if a Party determines that disclosure of the terms of this Agreement or material activities hereunder is required in a filing or other submission to a Securities Regulator or other Person, and such Party has: (a) provided copies of the disclosure to the other Party reasonably in advance under the circumstances of such filing or other disclosure; (b) promptly notified the other Party in writing of such requirement and any respective timing constraints; and (c) given the other Party reasonable time under the circumstances from the date of provision of a copy of such disclosure to comment upon and request confidential treatment for such disclosure, then such Party shall have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by the Securities Regulator or the other Person.

If a Party seeks to make a disclosure as required by a Securities Regulator or other Person as may be required by Applicable Law as set forth in this Section 7.5 and the other Party provides comments in accordance with this Section 7.5, the Party seeking to make such disclosure or its counsel, as the case may be, shall use good-faith efforts to consider the incorporation of such comments. The contents of any filing or submission that has been disclosed in accordance with this Section 7.5 may be re-filed or re-submitted by such reviewing Party or disclosing Party without a requirement to repeat the process contemplated in clauses (a) through (c) above.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

7.6 Press Releases. Subject to this Section 7.6 and Section 7.7, each Party agrees not to, and agrees to cause its Affiliates not to, issue any press release disclosing the material activities hereunder, or the transactions contemplated hereby, unless such press release is approved by the other Party in writing, provided such approval shall not be unreasonably conditioned, delayed or withheld. For any press releases made by a Party, the Party issuing the press release shall provide the other Party with a copy of the press release for review and comment at least [***] before the proposed release. Notwithstanding the foregoing, each Party will be authorized to make any disclosure, without the approval of the other Party, that is required by Applicable Law (including the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator, or by judicial process, subject to and in accordance with Section 7.5. The contents of any press release that has been reviewed and approved by a reviewing Party may be re-released by such reviewing Party or publishing Party without a requirement for re-approval.

7.7 Publication of Results. During the Term, Pharmavant will have the sole and exclusive right to publish on the Development, Manufacture, performance of Medical Affairs Activities and Commercialization of the Licensed Compound and the Licensed Products in the Field in the Territory; provided, that, Pharmavant will provide a copy of any proposed abstract, publication or presentation to Eisai at least [***] prior to Pharmavant’s intended submission for publication or presentation so that Eisai may review such proposed abstract, publication or presentation and (a) provide comments to Pharmavant on such proposed abstract, publication or presentation, which comments Pharmavant will consider in good faith and (b) if applicable, identify and require Pharmavant to delete from such abstract, publication or presentation any of Eisai’s Confidential Information, which Confidential Information Pharmavant will delete from such proposed abstract, publication or presentation prior to disclosure thereof; but, further provided however that, for purposes of Eisai’s rights under the foregoing clause (b), [***] shall not be deemed Confidential Information of Eisai. Eisai will use reasonable efforts to complete such review at least [***] prior to Pharmavant’s intended publication or presentation date. Further, Eisai will have the right to request a reasonable delay in the publication or presentation date in order to protect patentable information, in which case Pharmavant will delay submission for a period of [***] (or such other period as may be agreed by the Parties in writing) to enable Eisai to file patent applications protecting Eisai’s rights in such information. Pharmavant subsequently will provide Eisai a copy of the abstract, publication or presentation at the time of its submission. Without limiting the foregoing, Pharmavant agrees to acknowledge the contributions of Eisai and its employees in all abstracts, publications or presentations, as scientifically appropriate. After the release of any abstract, publication or presentation by Pharmavant in accordance with this Section 7.7, Pharmavant may further disclose the information contained in such abstract, publication or presentation without the need for further notice to, or review by, Eisai under this Section 7.7 or otherwise, so long as such information remains true, correct, and the most current information with respect to the subject matters set forth therein.otherwise, so long as such information remains true, correct, and the most current information with respect to the subject matters set forth therein.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

7.8 Disclosure of Clinical Data. Pharmavant agrees with respect to any such disclosure to comply with the Pharmaceutical Research and Manufacturers of America (PhRMA) Guidelines on the listing of Clinical Trials and the Publication of Clinical Trial results.

7.9 Use of Names. Except as otherwise expressly set forth herein, neither Party (or any of its respective Affiliates) shall use the name, trademark, trade name, or logo of the other Party or any of its Affiliates, or its or their respective employees, in any publicity, promotion, news release, or other public disclosure relating to this Agreement or its subject matter, without first obtaining the prior written consent of the other Party; provided, that, such consent shall not be required to the extent (a) use thereof may be required by Applicable Law, including the rules of any securities exchange or market on which a Party’s or its Affiliate’s securities are listed or traded, or (b) use is limited to the other Party’s name and logo in non-confidential presentations, company website, or collateral materials, in each case to identify such other Party as a licensing partner.

7.10 [***].

ARTICLE 8

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, as follows:

(a) such Party is duly organized, validly existing, and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c) this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to: (i) bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application affecting the rights and remedies of creditors; or (ii) laws governing specific performance, injunctive relief, and other equitable remedies;

(d) the execution, delivery, and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a partyor by which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(e) no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or shall be necessary for, or in connection with, the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or prepare and submit Regulatory Materials; or (ii) as set forth in Article 7;

(f) it has obtained all necessary authorizations, consents, and approvals of any Third Party that is required to be obtained by it for, or in connection with, the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except as may be required to conduct Clinical Trials or to seek or obtain Regulatory Approvals or prepare and submit Regulatory Materials;

(g) there are no legal claims, judgments, or settlements against or owed by either Party or any of its Affiliates, or pending or, to either Party’s knowledge, threatened, legal claims or litigation, in each case, relating to antitrust, anti-competition, or Anti-Corruption Law violations; and

(h) to its knowledge, neither such Party nor any of its Affiliates, or its or their directors, officers, employees, distributors, agents, representatives, sales intermediaries, or other Third Parties acting on behalf of either Party or any of its Affiliates: (i) has taken any action in violation of any applicable Anti-Corruption Laws; or (ii) has corruptly offered, paid, given, promised to pay or give, or authorized the payment or gift of anything of value, directly or indirectly, to any Public Official, for the purposes of: (A) influencing any act or decision of any Public Official in his or her official capacity; (B) inducing such Public Official to do or omit to do any act in violation of his or her lawful duty; (B) securing any improper advantage; (D) or inducing such Public Official to use his or her influence with a government, governmental entity, or commercial enterprise owned or controlled by any government (including state-owned or controlled veterinary, laboratory or medical facilities) in obtaining or retaining any business.

8.2 Representations and Warranties of Eisai. Eisai hereby represents and warrants to Pharmavant, as of the Effective Date, as follows:

(a) [***]

(b) [***]

(c) [***]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

(j) [***]

(k) [***]

(l) [***]

(m) [***]

(n) [***]

(o) [***]

8.3 Representations and Warranties of Pharmavant. [***]

8.4 Covenants.

8.4.1 Mutual Covenants. Each Party hereby covenants to the other Party as follows:

(a) [***];

(b) [***];

(c) [***];

(d) [***];

(e) [***]

(f) [***].

8.4.2 Additional Covenants of Eisai.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(a) [***].

(b) [***].

8.5 Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NON-INFRINGEMENT OF ANY THIRD PARTY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT. WITHOUT LIMITING THE FOREGOING, THE PARTIES AGREE THAT THE MILESTONE EVENTS, ROYALTY TIERS AND NET SALES LEVELS SET FORTH IN THIS AGREEMENT OR THAT HAVE OTHERWISE BEEN DISCUSSED BY THE PARTIES ARE MERELY INTENDED TO DEFINE THE MILESTONE PAYMENTS, AND ROYALTY OBLIGATIONS IF SUCH MILESTONE EVENTS OR NET SALES LEVELS ARE ACHIEVED. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP, MANUFACTURE, OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT WILL BE ACHIEVED.

ARTICLE 9

INDEMNIFICATION; INSURANCE

9.1 Indemnification by Pharmavant. Pharmavant shall indemnify, defend, and hold harmless Eisai, its Affiliates, and its and their respective directors, officers, employees, agents, successors, and assigns (collectively, the “Eisai Indemnitees”) from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a) [***];

(b) the gross negligence or willful misconduct of Pharmavant or its Affiliates or Sublicensees or its or their respective directors, officers, employees, or agents, including its Third Party subcontractors, in connection with Pharmavant’s performance of its obligations under this Agreement; or

(c) any material breach by Pharmavant of any of its representations, warranties, covenants, agreements, or obligations under this Agreement;provided, that, in each case ((a)-(c)), such indemnity shall not apply to the extent Eisai has an indemnification obligation pursuant to Sections 9.2(a), 9.2(b), 9.2(c) or 9.2(d) for such Damages.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

9.2 Indemnification by Eisai. Eisai shall indemnify and hold harmless Pharmavant, its Affiliates, and its and their respective directors, officers, employees, agents, successors, and assigns (collectively, the “Pharmavant Indemnitees”), from and against any and all Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a) [***];

(b) [***];

(c) the gross negligence or willful misconduct of Eisai or its Affiliates or its or their respective directors, officers, employees, or agents, in connection with Eisai’s performance of its obligations under this Agreement; or

(d) any material breach by Eisai of any of its representations, warranties, covenants, agreements, or obligations under this Agreement;

provided, that, in each case ((a)-(e)), such indemnity shall not apply to the extent Pharmavant has an indemnification obligation pursuant to Sections 9.1(a), 9.1(b), or 9.1(c) for such Damages.

9.3 Procedure.

9.3.1 Indemnification Claim Notice. If a Party is seeking indemnification under Section 9.1 or Section 9.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim giving rise to the obligation to indemnify pursuant to Section 9.1 or Section 9.2, as applicable, as soon as reasonably practicable after receiving notice of the Third Party Claim (an “Indemnification Claim Notice”); provided, that, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 9.1 or Section 9.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant Third Party Claim.

9.3.2 Right to Assume Defense. The Indemnitor shall have the right, upon written notice given to the Indemnitee within [***] after receipt of the Indemnification Claim Notice, to assume the defense of any such Third Party Claim for which the Indemnitee is seeking indemnification pursuant to Section 9.1 or Section 9.2, as applicable. The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, [***]. The Indemnitee shall have the right to participate, [***] and with counsel of its choice, in the defense of any Third Party Claim that has been assumed by the Indemnitor.

9.3.3 Right to Settle. The Indemnitor shall not settle any Third Party Claim without first obtaining the prior written consent of the Indemnitee, not to be unreasonably withheld, conditioned, or delayed; provided, that, the Indemnitor shall not be required to obtain such consent if the settlement: (a) involves only the payment of money and shall not result in the Indemnitee (or other Eisai Indemnitees or Pharmavant Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief; (b) does not require an admission by the Indemnitee (or other Eisai Indemnitees or Pharmavant Indemnitees, as applicable); and (c) does not adversely affect the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement. The Indemnitee shall not settle or compromise any such Third Party Claim without first obtaining the prior written consent of the Indemnitor.

9.3.4 Disputes. If the Parties cannot agree as to the application of Section 9.1 or Section 9.2, as applicable, to any Third Party Claim, pending the resolution of the dispute pursuant to Section 11.6.2, the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 9.1 or Section 9.2, as applicable, upon resolution of the underlying Third Party Claim. In each case, the Indemnitee shall reasonably cooperate with the Indemnitor and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 7.

9.4 Insurance. Each Party shall maintain a program of insurance or self-insurance sufficient to fulfill its obligations under this Agreement which are [***] at all times during which the Licensed Compound or any Licensed Product is being clinically tested in human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 9. Each Party shall provide the other Party with written evidence of such insurance upon request, which evidence shall be treated as such Party’s Confidential Information. Each Party shall provide the other Party with written notice at least [***] prior to the cancellation, nonrenewal or material change in such insurance.

9.5 LIMITATION OF LIABILITY. NEITHER PARTY NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION, OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THATPARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. [***].

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 10

TERM AND TERMINATION

10.1 Term; Expiration.

10.1.1 Term. The term of this Agreement shall commence on the Effective Date and unless earlier terminated in accordance with this Article 10, this Agreement shall remain in effect until it expires as follows (the “Term”):

(a) on a country-by-country basis, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to the Licensed Product in such country; and

(b) this Agreement shall expire in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to all Licensed Products in all countries in the Territory.

10.1.2 Effect of Expiration. Upon the expiration of the Term pursuant to Section 10.1.1, the following terms shall apply:

(a) Licenses after Licensed Product Expiration. Upon the expiration of the Term with respect to a Licensed Product in a given country pursuant to Section 10.1.1(a), the licenses set forth in Section 2.1 with respect to such Licensed Product in such country shall become fully paid-up, perpetual, irrevocable and royalty-free.

(b) Licenses after Expiration of Agreement. Upon the expiration of the Term with respect to this Agreement in its entirety pursuant to Section 10.1.1(b), the licenses set forth in Section 2.1 with respect to all Licensed Products in all countries in the Territory shall become fully paid-up, perpetual, irrevocable, and royalty-free.

10.2 Termination for Material Breach.

10.2.1 Termination Notice. This Agreement may be terminated in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis by a Party for the material breach by the other Party of this Agreement; provided, that, the breaching Party has not cured such breach within [***]after the date of written notice to the breaching Party of such breach (the “Cure Period”), which notice shall describe such material breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement. Notwithstanding the foregoing, if such material breach by its nature cannot be cured within the foregoing Cure Period or is incurable, but the consequences of such breach can be reasonably alleviated but not within the foregoing

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Cure Period, then such Cure Period shall be extended if, prior to the end of the initial [***] Cure Period, the non-terminating Party provides a reasonable written plan for curing or reasonably alleviating the consequences of such material breach and thereafter uses Commercially Reasonable Efforts (or commercially reasonable efforts where Eisai is the breaching Party) to cure or alleviate such material breach in accordance with such written plan. Notwithstanding the foregoing, in no event shall such Cure Period extend for more than [***] after the breaching Party provides such written plan to the other Party, subject to Section 10.2.2.

10.2.2 Disagreement as to Material Breach. Notwithstanding Section 10.2.1, if the Parties in good faith disagree as to whether there has been a material breach of this Agreement, then: (a) the Party that disputes whether there has been a material breach may contest the allegation by referring such matter, within [***] following its receipt of notice of alleged material breach, for resolution in accordance with Section 11.6.2; (b) unless otherwise determined by the arbitrators pursuant to Section 11.6.2, the relevant Cure Period with respect to such alleged material breach shall be tolled from the date on which the Party that disputes whether there has been a material breach notifies the other Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; and (c) during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

10.3 Termination for Challenge. Except to the extent the following is unenforceable under the Applicable Law of a particular jurisdiction where a Patent within any Eisai Product Patents or Eisai Patents, is pending or a patent within any such Patents issued, Eisai may terminate this Agreement in its entirety or on a Licensed Product-by-Licensed Product or country-by-country basis upon written notice if Pharmavant or any of its Affiliates, Sublicensees or distributors initiates a Challenge or Assists a Third Party in initiating a Challenge.

10.4 Termination for Bankruptcy.

10.4.1 If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up, or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded, or stayed within [***] after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety, effective immediately upon written notice to such Party.

10.4.2 If this Agreement is terminated due to the rejection of this Agreement by or on behalf of Eisai due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by Eisai to Pharmavant are and shall otherwise be deemed to be licenses of rights to “intellectual property.” The Parties agree that Pharmavant, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against Eisai, Pharmavant shall be entitled to a complete duplicate of or complete access to (as Pharmavant deems reasonably appropriate) any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Pharmavant: (a) upon any such commencement of a bankruptcy proceeding (or other Insolvency Event) upon written request therefore by Pharmavant, unless Eisai elects to continue to perform all of its obligations under this Agreement; or (b) if not delivered pursuant to (a) above, upon the rejection of this Agreement by or on behalf of Eisai, then upon written request therefore by Pharmavant. The provisions of this Section 10.4.2 shall be: (i) without prejudice to any rights Pharmavant may have arising under any applicable insolvency statute or other Applicable Law; and (ii) effective only to the extent permitted by Applicable Law.

10.5 [***].

10.6 Effects of Termination.

10.6.1 Termination by Eisai for Material Breach or Bankruptcy, or by Eisai for Challenge, [***]. Upon termination of this Agreement in its entirety or, subject to Section 10.6.1(f), with respect to a country or countries in the Territory or with respect to a Licensed Product: by Eisai, in accordance with Section 10.2, Section 10.3 or Section 10.4 [***]:

(a) all licenses granted by Eisai to Pharmavant under this Agreement shall terminate;

(b) all rights granted by Eisai to Pharmavant under this Agreement shall terminate;

(c) Pharmavant shall (i) grant, and hereby does grant, to Eisai or its designee, effective as of the effective date of such termination, [***] license under the Pharmavant Inventions, Pharmavant Invention Patents, Joint Inventions and Joint Patents, and (ii) grant, and hereby does grant, to Eisai, effective as of the effective date of such termination, [***] license under the Pharmavant Background Know-How and Pharmavant Background Patents, in each case, that are necessary or reasonably useful for the Development, Manufacture or Commercialization of the Terminated Products in the Field in the Terminated Territory as of the effective date of termination, in each case ((i) and (ii)), to Develop, Manufacture and Commercialize the Terminated Products in the Field in the Terminated Territory; provided, that, to the extent necessary in the case of any such Pharmavant Background Know-How and such Pharmavant Background Patents that are in-licensed by Pharmavant from a Third Party Eisai shall be responsible for (A) making any payments (including royalties, milestones and other amounts) payable by Pharmavant (or any of its Affiliates) to such Third Party under any agreement between Pharmavant (or its Affiliate) and the Third Party pursuant to which Pharmavant obtained a license to such Pharmavant Background Know-How or Pharmavant Background Patents, which payment

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

is triggered by the grant or exercise of such license to such Pharmavant Background Know-How or Pharmavant Background Patents by or on behalf of Eisai (or any of its Affiliates or Sublicensees) pursuant to this Section 10.6.1, and (B) complying with any other obligations included in any such Third Party agreements that are applicable to the grant to Eisai of such license or to the exercise of such license by Eisai or any of its Affiliates or sublicensees;

(d) the Parties will negotiate in good faith the terms and conditions of a written plan (the “Eisai Transition Plan”) pursuant to which Pharmavant and Eisai will effectuate and coordinate an orderly transition of the relevant obligations and rights to Eisai as reasonably necessary for Eisai to Develop, Manufacture and Commercialize Terminated Products after termination of this Agreement (either in its entirety or with respect to the Terminated Territory, as applicable) in a manner consistent with Applicable Law and standards of ethical conduct of human Clinical Trials as and to the extent set forth in this Article 10. The Eisai Transition Plan shall provide that Pharmavant shall:

(i) where permitted by Applicable Law, transfer to Eisai all of its right, title and interest in all Regulatory Materials then Controlled by Pharmavant that are solely applicable to the Terminated Products in the Terminated Territory, or to the extent not so transferrable, Pharmavant shall take all reasonable actions to make available to Eisai or its designee the benefits of such Regulator Materials, including upon Eisai’s request, by providing a right of reference to such Regulatory Materials Controlled by Pharmavant for the Terminated Products on the effective date of termination, to the extent necessary for Eisai to Develop and Commercialize Terminated Products;

(ii) at Eisai’s request and expense, notify the applicable Regulatory Authorities in the Terminated Territory and take any other actions reasonably necessary to effect the transfers in subsection (i) above;

(iii) provide Eisai with copies of all Clinical Data and all material correspondence between Pharmavant and such Regulatory Authorities relating to such Regulatory Materials of subsection (i) above;

(iv) unless expressly prohibited by any Regulatory Authority, (A) transfer sponsorship and control to Eisai of all Clinical Trials of Terminated Products being conducted by or on behalf of Pharmavant in the Terminated Territory as of the effective date of termination and (B) continue to conduct such Clinical Trials after the effective date of termination to enable such transfer to be completed without interruption of any such Clinical Trial for up to [***] from the effective date of termination, with the cost of the conduct of such Clinical Trials until the completion of transfer [***];

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(v) if requested by Eisai, use Commercially Reasonable Efforts to assign any agreements with Third Parties that relate solely to the Terminated Product in the Terminated Territory which Pharmavant has in place on the effective date of termination with respect to the conduct of Clinical Trials for Terminated Products for the Terminated Territory or the Manufacture of Terminated Products for the Terminated Territory (including agreements with contract manufacturing organizations, contract research organizations, clinical sites and investigators), or, to the extent any such Third Party agreement is not assignable to Eisai, at Eisai’s request and expense, use Commercially Reasonable Efforts to arrange to continue to provide such services for a reasonable time after termination (to the extent permitted under the agreement with such Third Party) and to facilitate Eisai’ s entry into a replacement agreement with such Third Party for such services;

(vi) [***] solely upon Eisai’s request made within [***] from the effective date of termination, transfer to Eisai any supplies of any Terminated Products for the Terminated Territory in the inventory of Pharmavant or any Affiliate or contractor of Roivant Sciences (it being understood that Eisai shall have the right, but not the obligation, to purchase any such Terminated Products), [***];

(vii) provide Eisai with copies of all Know-How included within the license set forth in Section 10.6.1(b) that solely relate to any Terminated Product in the Terminated Territory that have not previously been provided to Eisai; provided, that, with respect to any such Know-How that Pharmavant or its Affiliates maintains as a trade secret, Pharmavant may impose restrictions on Eisai’s maintenance and use of such Information or provide Eisai the benefit of such Information without providing or disclosing such Information to Eisai;

(viii) transfer to Eisai all of its right title and interest in all Pharmavant Trademarks that are solely applicable to the Terminated Products in the Terminated Territory; and

(ix) if Pharmavant is Manufacturing or is having Manufactured the Licensed Compound, Licensed Products or any intermediate of such Licensed Products as of the date of termination, Pharmavant shall use Commercially Reasonable Efforts to (A) transfer copies of any documents and materials Controlled by Pharmavant as of the effective date of termination and embodying Pharmavant IP that is at the time of such termination being used by Pharmavant or its Third Party manufacturers to Manufacture the Licensed Compound and any Licensed Products, including but not limited to all suppliers, analytical methods, quality standards, specifications, commercial active pharmaceutical ingredient formula, process chemistry, Manufacturing process descriptions, process flows, cycle times, process parameters, process equipment type and sizes, cleaning methods, commercial active pharmaceutical ingredient samples, master safety data sheets, and stability reports (the “Pharmavant Manufacturing Know-How”) to enable the Manufacture of any Terminated Products by Eisai, its Affiliates or any Third Party manufacturer of Eisai, in each case to the extent that such Pharmavant Manufacturing Know-How was not transferred to Pharmavant or such Third Party(ies) by Eisai or its Affiliates or their respective Third Party manufacturers or is otherwise already known to Eisai, its Affiliate or their

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

respective Third Party manufacturers; and (B) promptly make available to Eisai or any such Third Party manufacturer a reasonable number of appropriately trained personnel to provide, on a mutually convenient timetable, reasonable technical assistance in the transfer of Pharmavant Manufacturing Know-How to Eisai.

(e) The provisions of Article 6 (other than Section 6.1) shall be terminated with respect to the Licensed Product and Eisai shall have the right to assume all Prosecution and Maintenance and enforcement activities under Article 6 with respect to Eisai Patents as to which Pharmavant has assumed the right and authority to Prosecute and Maintain or enforce and Pharmavant will cooperate with Eisai and provide Eisai with reasonable assistance in connection with the transfer of such Prosecution and Maintenance and enforcement activities with respect to such Eisai Patent.

(f) If this Agreement is terminated only with respect to a given country or geographic region or only with respect to a given Licensed Product, then the foregoing effects of termination shall only apply with respect to the terminated country or geographic region or Licensed Product (and, for clarity, the terms and conditions of this Agreement will continue with respect to all other countries and geographic regions and Licensed Products). For the avoidance of doubt, if this Agreement is terminated only with respect to a given country or geographic region or only with respect to a given Licensed Product, Article 6 shall continue to survive and apply after any such termination during the Term on a global basis; provided, that, Eisai’s continued Development, Manufacture and Commercialization of the Terminated Products in the Terminated Territory in accordance with this Section 10.6.1(f) will not be subject to Section 6.2.2.

(g) Any and all sublicense agreements entered into by Pharmavant or any of its Affiliates with a Sublicensee pursuant to this Agreement shall survive such termination of this Agreement, except to the extent that: (i) any such Sublicensee is in material breach of this Agreement or such sublicense agreement; or (ii) Eisai elects to grant such Sublicensee a direct license of the sublicensed rights on the same terms applicable to Pharmavant under this Agreement. Pharmavant shall, upon the written request of Eisai, assign any such sublicense (to the extent not terminated pursuant to the preceding sentence) to Eisai or its Affiliates and, upon such assignment, Eisai or its Affiliates, as applicable, shall assume such sublicense.

10.6.2 Termination by Pharmavant for Material Breach or Bankruptcy. Upon termination of this Agreement by Pharmavant in accordance with Section 10.2 or Section 10.4, Pharmavant shall have the right, by providing written notice to Eisai on or before[***] from the effective date of such termination, to have the following apply:

(a) the licenses set forth in Section 2.1 with respect to the Licensed Compound and any Licensed Products in all countries in the Territory shall remain in effect; subject to Pharmavant’s continued compliance with the terms of this Agreement; and

(b) the provisions of Article 6 shall remain in effect; provided, however, Eisai’s rights in respect of Joint Patents in the Territory shall terminate and Pharmavant shall have the right to assume all Prosecution and Maintenance and enforcement activities under Article 6 with respect to Joint Patents as to which Eisai has assumed the right and authority to Prosecute and Maintain or enforce.

10.7 Surviving Provisions.

10.7.1 Accrued Rights; Remedies. The expiration or termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such expiration or termination, and any and all damages or remedies (whether at law or in equity) arising from any breach hereunder, each of which shall survive expiration or termination of this Agreement. Such expiration or termination shall not relieve any Party from obligations which are expressly indicated to survive expiration or termination of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement, at law, or in equity.

10.7.2 Survival. Without limiting the provisions of Section 10.6 (and any Sections referenced therein), the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: Article 1 (to the extent the definitions are used in other surviving provisions), Section 2.5, Sections 5.2, 5.3, 5.4 and 5.5 (solely in case of termination and solely with respect to amounts accrued prior to termination but not paid), Section 6.1, Sections 6.2.6, 6.3.1, 6.3.4, 6.3.10 and 6.3.11 (respectively, with respect to Joint Patents and Joint IP), Section 6.4, Sections 7.1, 7.2, 7.3, 7.4, 7.5 and 7.10, Section 8.5, Article 9, Section 10.1.2 (solely in case of expiration), Section 10.6 and Section 10.7 and Article 11.

ARTICLE 11

MISCELLANEOUS

11.1 Severability. If one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid, or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the void, invalid, or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction, unless the void, invalid, or unenforceable term or provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the void, invalid, or unenforceable term or provision. If the final judgment of such court declares that any term or provision hereof is void, invalid, or unenforceable, the Parties agree to: (a) reduce the scope, duration, area, or applicability of the term or provision or to delete specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable; and (b) make a good-faith effort to replace any void,invalid, or unenforceable term or provision with a valid and enforceable term or provision such that the objectives contemplated by the Parties when entering this Agreement may be realized.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.2 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be: (a) delivered by hand or by overnight courier with tracking capabilities; (b) mailed postage prepaid by first class, registered, or certified mail; or (c) delivered by electronic mail followed by delivery via either of the methods set forth in Sections 11.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:

If to Pharmavant:

Pharmavant 7 GmbH

[***]

[***]

[***]

If to Eisai:

EISAI CO., LTD.

[***]

With copies to:

Eisai Inc.

[***]

[***]

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving Party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 11.2.

11.3 Assignment. Neither Party may assign this Agreement or assign or transfer any rights or obligations hereunder without the prior written consent of the other Party, except that a Party may make such an assignment or transfer without the other Party’s consent (a) to any Affiliate of such Party (including for internal restructuring purposes), provided, that, such transfer shall not adversely affect the other Party’s rights and obligations under this Agreement and that such assigning/transferring Party (or its successor entity to the extent such Party is no longer in existence) remains jointly and severally liable with such Affiliate for the performance of this

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Agreement or the assigned obligations, or (b) to any Third Party successor-in-interest in connection with a Change of Control Transaction of such Party; provided, that, in each case (a) and (b) that the assigning Party provides written notice to the other Party of such assignment and the assignee shall have agreed in writing to be bound (or is otherwise required by operation of Applicable Law to be bound) in the same manner as such assigning Party hereunder; provided, further, that, no such written notice shall be required in connection with any permitted assignment to any Affiliate of such Party for internal restructuring purposes. In addition, either Party may assign its right to receive proceeds under this Agreement or grant a security interest in such right to receive proceeds under this Agreement to one or more Third Parties providing financing to such Party pursuant to the terms of a security or other agreement related to such financing, including any assignment or transfer to a Third Party of the right to receive payments hereunder in a royalty monetization or similar transaction or for purposes of a royalty financing arrangement. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 11.3 shall be null, void and of no legal effect. For clarity, the provisions of this Section 11.3 shall not apply to or encompass sublicensing of the rights licensed to a Party under this Agreement. [***].

11.4 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.

11.5 WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE, AND ENFORCEMENT HEREOF. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

11.6 Choice of Law; Dispute Resolution; Jurisdiction.

11.6.1 Choice of Law. This Agreement shall be governed by, enforced, and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws and excluding the United Nations Convention on Contracts for the International Sales of Goods. Any dispute relating to the inventorship, scope, validity, enforceability or infringement of any patent right shall be governed by and construed and enforced in accordance with the patent laws of the applicable jurisdiction.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.6.2 Dispute Resolution.

(a) Disputes. The Parties hereby agree that, unless otherwise stipulated in this Agreement, the procedures set forth in this Section 11.6.2 shall be the exclusive mechanism for resolving any dispute (whether in contract, tort, or otherwise), controversy, or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement, or the transactions contemplated by this Agreement (each, a “Dispute”).

(b) Notice; Selection of Arbitrators. Either Party may refer any Dispute to arbitration by submitting a written notice of such request to the other Party. Such Dispute shall be finally resolved by binding arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC”), except to the extent the foregoing conflicts with this Section 11.6.2, in which case this Section 11.6.2 shall control. In any such arbitration, (i) the panel will be comprised of one arbitrator chosen by Eisai, one arbitrator chosen by Pharmavant and one arbitrator, who shall act as the chairman of the panel, chosen by the two co-arbitrators; and (ii) if either Party fails or both Parties fail to choose an arbitrator or arbitrators within [***] after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within [***] after their appointment, then either or both Parties shall immediately request that the ICC select the remaining number of arbitrators to be selected. The arbitrators shall be neutral and independent of the Parties and their respective Affiliates, and may not be current or former directors, officers or employees of the Parties or their respective Affiliates. No party may have any ex parte discussion with any potential arbitrator, except for confirming if such arbitrator is willing and able to serve on the arbitration panel. All arbitrators shall have ten (10) or more years of experience in the pharmaceutical and biotechnology industries, shall have appropriate experience with respect to the matter(s) to be arbitrated, and shall have some experience in mediating or arbitrating issues relating to such agreements. In the case of any Dispute involving an alleged failure to use Commercially Reasonable Efforts, the arbitrators shall, in addition, have experience and expertise in the worldwide development, manufacture and commercialization of pharmaceuticals and the business, legal and scientific considerations related thereto. An arbitrator will be deemed to meet these qualifications unless a Party objects within[***] after the arbitrator is nominated. In the case of a Dispute involving a scientific or accounting matter or determination, an expert having applicable expertise and experience will be selected by the Parties to assist the arbitrators in such scientific or accounting matter or determination (and the arbitrators will select such expert if the Parties cannot agree on such expert within [***] following the selection of the arbitrators). The governing law in Section 11.6.1 shall govern such proceedings. No individual will be appointed to arbitrate a Dispute pursuant to this Agreement unless he or she agrees in writing to be bound by the provisions of this Section 11.6.2. The place of arbitration will be in New York, NY unless otherwise agreed to by the Parties, and the arbitration shall be conducted in English.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c) Arbitration Hearing. The arbitrators shall set a date for a hearing that shall be held no later than [***] following the appointment of the last of such three (3) arbitrators. The Parties shall have the right to be represented by counsel.

(d) Conduct of Arbitration. No less than [***] prior to the hearing, each Party shall submit the following to the other Party and the arbitration panel: (i) a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the panel; (ii) a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness; and (iii) a brief in support of such Party’s proposed rulings and remedies; provided, that the brief shall not exceed twenty-five (25) pages. This page limitation shall apply regardless of the number of issues raised in the arbitration proceeding. Unless the Parties agree otherwise, no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents. The arbitration panel shall have sole discretion regarding the admissibility of any evidence, except statements made during settlement negotiations and affidavits prepared for the purposes of the hearing shall not be admissible. Within [***] following completion of the hearing, each Party may submit to the other Party and the panel a post-hearing brief in support of its proposed rulings and remedies; provided, that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the proceeding.

(e) Decision of Arbitrators. The arbitrators shall use their best efforts to rule on each disputed issue within [***] after completion of the hearing described in Section 11.6.2(d). The determination of the arbitrators as to the resolution of any Dispute shall be binding and conclusive upon the Parties, absent manifest error. All rulings of the arbitrators shall be in writing and shall be delivered to the Parties as soon as is reasonably possible. Any arbitration award may be entered in and enforced by a court in accordance with Section 11.6.1.

(f) Awards. Any award to be paid by one Party to the other Party as determined by the arbitrators as set forth above under this Section 11.6.2 shall be promptly paid in Dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting enforcement. Each Party agrees to abide by the award rendered in any arbitration conducted pursuant to this Section 11.6.2, and agrees that, subject to the Federal Arbitration Act, judgment may be entered upon the final award in a court of competent jurisdiction and that other courts may award full faith and credit to such judgment in order to enforce such award. With respect to money damages, nothing contained herein shall be construed to permit the arbitrators or any court or any other forum to award punitive or exemplary damages. By entering into this agreement to arbitrate,the Parties expressly waive any claim for punitive or exemplary damages and agree that the only damages recoverable under this Agreement are compensatory damages.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(g) [***]

(h) Until final resolution of the dispute through judicial determination: (i) this Agreement shall remain in full force and effect; and (ii) the time periods for cure as to any termination shall be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the Dispute shall be refunded if a court determines that such payments are not due.

11.7 Confidentiality. The existence of a Dispute, any settlement negotiations or any arbitration proceeding, or any submissions or rulings as part of such proceeding, shall be confidential and the arbitrators shall issue appropriate protective orders to safeguard each Party’s Confidential Information. Except as required by Applicable Law, no Party shall make (or instruct the arbitrators to make) any public announcement with respect to the proceedings or decision of the arbitrators without prior written consent of the other Party. The existence of any Dispute submitted to arbitration, and any award, shall be kept in confidence by the Parties and the arbitrators, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law. Notwithstanding the foregoing, each Party shall have the right to disclose information regarding the arbitration proceeding to the same extent as it may disclose Confidential Information of the other Party under Article 7 above.

11.8 Patent Disputes. Notwithstanding Section 11.6.2, any Dispute, controversy or claim relating to the inventorship, scope, validity, enforceability or infringement of any Patents Covering the Licensed Compound or the Licensed Products shall be submitted to a court of competent jurisdiction in the country in which such patent rights were granted or arose.

11.9 Relationship of the Parties. Eisai and Pharmavant are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute either Party as a partner, agent, or joint venturer of the other Party. No Party will incur any debts or make any commitments for the other Party, except to the extent, if at all, specifically provided herein. Neither Eisai nor Pharmavant, respectively, shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of Eisai and Pharmavant, respectively, or to bind Eisai and Pharmavant, respectively, to any contract, agreement, or undertaking with any Third Party.

11.10 Performance by Affiliates. Subject to the terms and conditions of this Agreement, each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

11.11 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the U.S. or other countries which may be imposed upon or related to Eisai or Pharmavant from time to time. Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

11.12 Compliance with Applicable Law. Each Party shall comply with Applicable Law in the course of performing its obligations or exercising its rights pursuant to this Agreement. Neither Party (nor any of their Affiliates) shall be required under this Agreement to take any action or to omit to take any action otherwise required to be taken or omitted by it under this Agreement if the taking or omitting of such action, as the case may be, could in its opinion violate any settlement, consent order, corporate integrity agreement, or judgment to which it may be subject from time to time during the Term. Notwithstanding anything to the contrary in this Agreement, neither Party nor any of its Affiliates shall be required to take, or shall be penalized for not taking, any action that such Party reasonably believes is not in compliance with Applicable Law.

11.13 Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (as defined below) and the nonperforming Party promptly provides notice of such prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues. The Party affected by such force majeure also shall notify the other Party of the anticipated duration of such force majeure, any actions being taken to avoid or minimize its effect after such occurrence, and shall take reasonable efforts to remove the condition constituting such force majeure. For purposes of this Agreement, “force majeure” means conditions beyond the control of a Party, including an act of God, acts of terrorism, voluntary or involuntary compliance with any regulation, law or order of any government, war, acts of war (whether war be declared or not), labor strike or lockout, civil commotion, pandemic, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. The payment of invoices due and owing hereunder shall in no event be delayed by the payer because of a force majeure event affecting the payer.

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.14 Fees and Expenses. Except as otherwise specified in this Agreement, each Party shall [***] incurred in connection with this Agreement.

11.15 Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party, except for the indemnification rights of the Eisai Indemnitees pursuant to Sections 10.1 and 10.3 and the Pharmavant Indemnitees pursuant to Sections 10.2 and 10.3.

11.16 Entire Agreement. This Agreement, together with the attached Exhibits and Schedules, the Share Purchase Agreement [***] contain the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings, and representations, either oral or written, which may have related to the subject matter hereof in any way, including any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date; provided, that, this Agreement shall not supersede the terms and provisions of the [***] applicable to any period prior to the Effective Date.

11.17 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of facsimile by .pdf, .tif, .gif, .jpeg, or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.

11.18 Equitable Relief; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or in equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

11.19 Interpretation.

11.19.1 Generally. This Agreement has been diligently reviewed by and negotiated by and between the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

11.19.2 Definitions; Interpretation.

(a) The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and, where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

(b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms.

(c) The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(d) The words “including,” “includes,” “include,” “for example,” and “e.g.,” and words of similar import, shall be deemed to be followed by the words “without limitation.”

(e) The word “or” shall be interpreted to mean “and/or,” unless the context requires otherwise.

(f) The words “hereof,” “herein,” and “herewith,” and words of similar import, shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(g) Unless the context requires otherwise or otherwise specifically provided: (i) all references herein to Articles, Sections, Schedules, or Exhibits shall be construed to refer to Articles, Sections, Schedules, and Exhibits of this Agreement; and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.

11.19.3 Subsequent Events. Unless the context requires otherwise: (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein); (b) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended; and (c) subject to Section 11.4, any reference herein to any Person shall be construed to include the Person’s successors and assigns.

11.19.4 Headings. Headings, captions, and the table of contents are for convenience only and shall not be used in the interpretation or construction of this Agreement.

11.19.5 Prior Drafts. No prior draft of this Agreement shall be used in the interpretation or construction of this Agreement.

11.19.6 Independent Significance. Although the same or similar subject matter may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance, and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance, or content).

11.20 Further Assurances. Each Party shall execute, acknowledge, and deliver such further instruments, and do all such other ministerial, administrative, or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

[Signature Pages Follow]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

EISAI CO, LTD		PHARMAVANT 7 GmbH

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

[Signature page to Exclusive License Agreement]

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***]

[***]

[***]

[***]

Schedule 1.26

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 1.31

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 1.35-1

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 1.39

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 1.59

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 4.3.1(a)-1

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 4.3.1(b)

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 4.4.1

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Schedule 8.4.1-1

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Exhibit A

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Exhibit B

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Exhibit C-1

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences, Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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Annex 1